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                                                                        11/21/97

                                 FOXHALL SQUARE
                                WASHINGTON, D.C.

                           REAL ESTATE SALE AGREEMENT
                           --------------------------


     THIS REAL ESTATE SALE AGREEMENT (this "Agreement") is made as of the 26th day of September, 1997, by and between FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1, a Florida limited partnership, and FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2, a Florida limited partnership, (such parties are hereinafter collectively referred to as "Seller"), both having an office at c/o Equity Office Properties Management Corp., Two North Riverside Plaza, Suite 2200, Chicago, Illinois 60606, and BERNSTEIN MANAGEMENT CORPORATION, a District of Columbia corporation ("Purchaser"), having an office 5301 Wisconsin Avenue, N.W., Suite 600, Washington, D.C. 20015.

                                 RECITALS
                                 --------

     A. Seller is the owner of that certain parcel of real estate (the "Real Property") located in Washington, D.C., commonly known as 3301 New Mexico Avenue, N.W., which parcel is more particularly described in EXHIBIT A attached hereto and made a part hereof, and upon which is situated an office building commonly known as "Foxhall Square".

     B. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the "Property" (as such term is hereinafter defined), each in accordance with and subject to the terms and conditions set forth in this Agreement.

     THEREFORE, in consideration of the above Recitals, the mutual covenants and agreements herein set forth and the benefits to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

  1.  PURCHASE AND SALE

     Subject to and in accordance with the terms and conditions set forth in this Agreement, Purchaser shall purchase from Seller and Seller shall sell to Purchaser the Real Property, together with: (i) all of Seller's right, title and interest in and to the buildings and improvements on the Real Property and any and all of Seller's rights, easements, licenses and privileges presently thereon or appertaining thereto; (ii) Seller's right, title and interest in and to all agreements of lease affecting the Property or any part thereof entered into on or before August 19, 1997 (individually, a "Lease", and collectively, the "Leases"), together with any New Leases (hereinafter defined); (iii) the interest of Seller in all security deposits paid by tenants under the Leases that are listed on EXHIBIT Q attached hereto and which subject to Section 11(L)(5) are not applied by Seller, in accordance with the terms of the Leases and/or applicable law, between the date of this Agreement and Closing (the "Security Deposits"); (iv) all of Seller's right, title and interest in and to the furniture, furnishings, fixtures, equipment (except any computer equipment), maintenance vehicles, tools and other tangible personalty located on the Property and used in connection therewith that are listed on EXHIBIT K attached hereto (the "Personal Property"); (v) all right, title and interest of Seller under any and all of the maintenance, service, advertising and other like contracts and agreements with respect to the ownership and operation of the
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Property that are listed on EXHIBIT C attached hereto (the "Service Contracts");
and (vi) if and to the extent transferable, all of Seller's right, title and interest in and to any existing intangible property pertaining to the Property, including the name "Foxhall Square", but specifically excluding any intangible property pertaining in any way to the rights associated with the name "Equity Office" or the name of any entity containing the words "Equity Office" as a part thereof; all to the extent applicable to the period from and after the "Closing" (as such term is hereinafter defined); (items (i) through (vi) above, together with the Real Property, are collectively referred to in this Agreement as the "Property"). All of the foregoing expressly excludes: (A) all property owned by tenants or other users or occupants of the Property except to the extent that any Security Deposits are deemed to be "owned" by a tenant under applicable law; and (B) all rights with respect to any refund of taxes attributable to the Property with respect to any period prior to the "Closing" (as hereinafter defined).

  2.  PURCHASE PRICE

          The purchase price to be paid by Purchaser to Seller for the Property is Seventeen Million One Hundred Twenty-Five Thousand and No/100 Dollars ($17,125,000.00) (the "Purchase Price"). The Purchase Price shall be paid as follows:

          A.  Earnest Money.

                    (i) Prior to the date of this Agreement, Purchaser and Seller entered into that certain letter of intent (the "Letter of Intent") dated and accepted by Purchaser and Seller on August 19, 1997. Purchaser, pursuant to the Letter of Intent, has deposited with Settlementcorp, located at 5301 Wisconsin Avenue, N.W., Suite 710, Washington D.C. ("Escrowee"), initial earnest money (together with any interest accrued thereon, the "Initial Earnest Money") in the sum of Two Hundred Fifty Thousand Dollars ($250,000), Fifty Thousand Dollars ($50,000) of which sum, together with any interest accrued thereon through the date of this Agreement, is hereinafter referred to as the "Property Market Removal Fee" and shall be deemed to have been conclusively earned by Seller upon the date of this Agreement as reasonable compensation for Seller's agreement to enter into this Agreement with Purchaser and for Seller granting Purchaser its permission to inspect the Property prior to the date of this Agreement in order for Purchaser to determine the suitability of the Property for its purposes as more specifically provided in the Letter of Intent and Section 8(A) below. Concurrently with the execution of this Agreement by Purchaser and Seller, Purchaser shall deposit additional earnest money (the "Additional Earnest Money") in the sum of Seven Hundred Fifty Thousand Dollars ($750,000) with the Escrowee (the Initial Earnest Money (less the Property Market Removal Fee) and the Additional Earnest Money, together with any interest accrued thereon, are collectively referred to herein as the "Earnest Money"), and Purchaser, Seller and Escrowee shall execute a joint order escrow agreement (the "Joint Order Escrow Agreement") in the form of EXHIBIT D attached hereto. The Earnest Money shall be invested as Seller and Purchaser so direct pursuant to the terms and provisions of the Joint Order Escrow Agreement. Any and all interest earned on the

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                    Earnest Money and the Property Market Removal Fee shall be reported to Purchaser's federal tax identification number.

               (ii) If the transaction closes in accordance with the terms of this Agreement, at Closing, the Earnest Money shall be delivered by Escrowee to Seller as part payment of the Purchase Price. If the transaction fails to close due to a default on the part of Purchaser, the Earnest Money shall be delivered by Escrowee to Seller, as liquidated and agreed upon damages in accordance with Section 7(B) below. If the transaction fails to close due to a default on the part of Seller, the Purchaser shall elect or be deemed to have elected one of the remedies provided for in Section 7(A) below.

          B. Cash at Closing. At Closing, Purchaser shall pay to Seller, by wire transferred current federal funds, an amount equal to the Purchase Price, minus the Property Market Removal Fee and the sum of the Earnest Money which Seller receives at Closing from the Escrowee, and plus or minus, as the case may require, the closing prorations and adjustments to be made pursuant to Section 4(C) below.

     3.   EVIDENCE OF TITLE

          A.   Title Commitment.

               Seller has heretofore delivered to Purchaser a copy of its prior title insurance policy issued by Safeco Title Insurance Company of Maryland as Policy No. OM78700 (the "Prior Title Policy"), and Purchaser shall obtain for itself (and Purchaser may thereafter deliver a copy of same to Prudential Insurance Company of America ("Purchaser's Mortgage Lender")) and shall cause to be delivered to Seller, a current commitment in favor of Purchaser for an ALTA Owner's Title Insurance Policy and Loan Policy (the "Title Commitment"), in the amount of the Purchase Price, issued by Commonwealth Land Title Insurance Company (the "Title Insurer"), together with copies of any underlying title documents disclosed therein. At Closing, the Title Insurer shall deliver to Purchaser a title policy or a "marked-up" title commitment, dated effective as of the Closing Date (hereinafter defined), from the Title Insurer in the amount of the Purchase Price reflecting the conveyance of the Property to Purchaser, subject only to those exceptions to title which are more fully described on attached EXHIBIT B and exceptions to title which become Permitted Exceptions pursuant to this Section 3 (collectively, the "Permitted Exceptions").

          B.   Survey.

               Seller has heretofore delivered to Purchaser a prior survey of the Real Property prepared by A. Morton Thomas and Associates, Inc., last revised on May 30, 1984 (the "Prior Survey"). Purchaser shall obtain for itself (and Purchaser may thereafter deliver a copy of same to Purchaser's Mortgage Lender) and shall cause to be delivered to Seller and the Title Insurer, a current survey of the Real Property (the "Survey").

          C.   Review of Title Commitment and Survey.

               If the Title Commitment or Survey disclose exceptions to title other than those disclosed by the Prior Title Policy, the Prior Survey and the Permitted Exceptions which are noted on

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attached EXHIBIT B, then Purchaser shall have until 5:00 p.m. (Chicago, Illinois time) on the tenth (10th) day after the date of this Agreement within which to notify Seller of any such exceptions to title to which Purchaser objects. If any additional exceptions to title arise between the date of the Title Commitment, the Survey and the Closing, Purchaser shall have five (5) days after its receipt of notice of same within which to notify Seller of any such exception to title to which Purchaser objects. Any such exceptions to title not objected to by Purchaser as aforesaid shall become Permitted Exceptions. If Purchaser objects to any such exceptions to title, Seller shall have until Closing (but in any event at least thirty (30) days after it receives notice of Purchaser's objection(s)) to remove such exceptions to title, which removal may be accomplished by waiver or endorsement by the Title Insurer. If Seller fails to remove any such exceptions to title as aforesaid, Purchaser may, as its sole and exclusive remedy, terminate this Agreement and obtain a return of the Earnest Money. If Purchaser does not elect to terminate this Agreement, Purchaser shall consummate the Closing and accept title to the Property subject to all such exceptions to title (in which event, all such exceptions to title shall be deemed "Permitted Exceptions"). Notwithstanding anything in this Section 3(C) to the contrary, Seller shall be obligated, at Closing, to cause the Title Insurer to remove (by waiver or endorsement) any "Unpermitted Exceptions" (as hereinafter defined) that are not set forth on EXHIBIT B attached hereto. For purposes of this Agreement, the term "Unpermitted Exceptions" shall be defined to mean (i) mortgages and deeds of trust granted by Seller, and (ii) mechanic's liens with respect to work contracted for by Seller or its authorized agents, provided that Seller has received written notice of such mechanic's lien prior to Closing and the cost to remove such mechanic's liens as aforesaid does not exceed Ten Thousand Dollars ($10,000) in the aggregate.

     4.  CLOSING

          A. Closing Date. The "Closing" of the transaction contemplated by this Agreement (that is, the payment of the Purchase Price, the transfer of title to the Property, and the satisfaction of all other terms and conditions of this Agreement) shall occur on November 10, 1997, at the office of the Escrowee, or by telecopy and/or overnight courier, or at such other time and place as Seller and Purchaser shall agree in writing. The "Closing Date" shall be the date of Closing. If the date for Closing above provided for falls on a Saturday, Sunday or legal holiday, then the Closing Date shall be the next business day.

          B.   Closing Documents.

               (i) Seller. At Closing, Seller shall deliver to Purchaser the following:

                    (a) a "special" warranty deed (the "Deed"), subject only to the Permitted Exceptions and in form reasonably acceptable to the Title Insurer;

                    (b) a limited warranty bill of sale (the "Bill of Sale") in the form attached hereto as EXHIBIT J;

                    (c) a letter advising tenants under the Leases of the change in ownership of the Property in the form of EXHIBIT L attached hereto;

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                    (d)  a letter advising vendors under the Service Contracts of the change in ownership of the Property in the form of EXHIBIT M attached hereto;

                    (e) four (4) counterparts of an assignment and assumption of the Leases, Security Deposits and Merchant Association Fees in the form of EXHIBIT E attached hereto (the "Lease Assignment"), executed by Seller;

                    (f) four (4) counterparts of an assignment and assumption of the Service Contracts in the form of EXHIBIT F attached hereto (the "Service Contract Assignment"), executed by Seller;

                    (g) an affidavit stating, under penalty of perjury, Seller's U.S. taxpayer identification number and that Seller is not a foreign person within the meaning of
                         Section 1445 of the Internal Revenue Code;

                    (h) four (4) counterparts of a closing statement (the "Closing Statement") to be executed by Seller and Purchaser, containing the "Closing Delinquency Schedule" (as defined below) and setting forth the prorations and adjustments to the Purchase Price as required by Section 4(C) below, executed by Seller;

                    (i) all executed "Estoppel Certificates" (as hereinafter defined) received by Seller as of the Closing Date;

                    (j)  [Intentionally deleted]

                    (k) four (4) counterparts of a letter with respect to Seller's delivery of information required under 29 C.F.R. (S)1910.1001(j)(2)(ii) and 29 C.F.R.
                         (S)1926.1101(n)(6) (the "OSHA Letter") in the form of EXHIBIT O attached hereto, executed by Seller;

                    (l) an owner's affidavit in favor of the Title Insurer pertaining to parties in possession of, and potential mechanic's liens and other encumbrances on, the Real Property since the last effective date of the Title Commitment, all in form and substance reasonably satisfactory to Seller.

                    (m) a certificate updating and/or confirming the Seller's representations and warranties contained in Section 10 below (as modified or deemed modified pursuant to Section 10);

                    (n) an Underground Storage Tank Real Estate Transfer Disclosure Form in the form of EXHIBIT U attached hereto, executed by Seller; and

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                    (o)  such additional documents as may be required by the
                         Title Insurer to issue its title insurance policy pursuant to the Title Commitment; provided that, Seller shall not be obligated to deliver any such documents which may cause Seller to incur any additional cost, expense or liability, or which may adversely affect any of Seller's rights hereunder.

              (ii) Purchaser. Purchaser shall deliver or cause to be delivered to Seller at Closing:

                    (a)  the funds required pursuant to Section 2(B) above;

                    (b) four (4) counterparts of the Lease Assignment, executed by Purchaser;

                    (c) four (4) counterparts of the Service Contract Assignment, executed by Purchaser;

                    (d) four (4) counterparts of the Closing Statement, executed by Purchaser;

                    (e) copies of any executed Estoppel Certificates received by Purchaser as of the Closing Date , if any;

                    (f) four (4) counterparts of the OSHA Letter, executed by Purchaser; and

                    (g) such additional documents as may be required by the Title Insurer to issue its title insurance policy pursuant to the Title Commitment; provided that, Purchaser shall not be obligated to deliver any such documents which may cause Purchaser to incur any additional cost, expense or liability, or which may adversely affect any of Purchaser's rights hereunder.

          C.   Closing Prorations and Adjustments.

               (i) The following items are to be prorated or adjusted (as appropriate) as of the Closing Date, it being understood that for purposes of prorations and adjustments, Purchaser shall be deemed the owner of the Property on the Closing Date and Seller shall be deemed the owner of the Property on the day prior to the Closing Date:

                    (a) real estate and personal property taxes and assessments (initially on the basis of the most recent ascertainable tax bill if the current bill or evidence sufficient to calculate the amount of the taxes for the period through Closing is not then available);

                    (b) the "minimum" or "base" rent payable by tenants under the Leases ("Base Rent"); provided, however, that rent and all other

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                         sums which are due and payable to Seller by any tenant
                         but uncollected as of the Closing shall not be adjusted, but Purchaser shall cause the rent and other sums for the period prior to Closing to be remitted to Seller if, as and when collected, but only after such rents are first applied towards any unpaid rents first becoming due and payable subsequent to the Closing Date. At Closing, Seller shall deliver to Purchaser a schedule (the "Closing Delinquency Schedule") of all such past due but uncollected rent and other sums owed by tenants (the "Past Due Rents"). Purchaser shall include the amount of the Past Due Rents in the first bills thereafter submitted to the tenants in question after the Closing and shall promptly provide Seller with copies of such bills upon issuance, and shall continue to do so for six (6) months thereafter. Purchaser shall promptly remit to Seller any such Past Due Rents paid by tenants set forth on the Closing Delinquency Schedule, but only if (i) a deficiency in the then current rent is not thereby created, and (ii) such Past Due Rents are first applied to any delinquent rents first becoming due and payable subsequent to the Closing Date. To the extent not set forth on the Closing Delinquency Schedule, "Operating Expense Reimbursements" (as hereinafter defined) shall be prorated in accordance with Section 4(C)(ii) below. Overage rent, percentage rent and reimbursement of real estate taxes payable, common area maintenance, utility charges, water and sewer charges, insurance and all other charges to or contributions by tenants under the Leases other than Base Rent (such costs and expenses being collectively referred to herein as the "Operating Expenses", and the amounts reimbursable by tenants under the Leases with respect to such Operating Expenses being referred to herein as the "Operating Expense Reimbursements") shall be prorated as follows: the amount of any Base Rents and Operating Expense Reimbursements to be paid by any tenant shall be paid in accordance with such tenant's Lease as now existing (Purchaser hereby covenanting and agreeing not to modify the Leases after Closing to change the date and/or method for payment of such amounts with respect to the period prior to Closing until after the occurrence of the reprorations described in Section 4(C)(iii) below) and Purchaser shall, after Closing, promptly pay to Seller a prorata portion of such Operating Expense Reimbursement, based upon apportionment being made as of the Closing Date, promptly after the date when such Operating Expense Reimbursement is received from the tenant;

                    (c) with respect to tenant improvement costs and/or allowances or leasing commissions relating to (1) "New Leases" (as hereinafter defined) executed after August 19, 1997 and prior to the date of this Agreement, and
                         (2) "New Leases" executed during the period from and after the date of this Agreement

                                       7

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                         through the Closing Date with the consent of Purchaser
                         granted (or deemed to be granted) in accordance with
                         Section 11(L) below, Seller and Purchaser agree that such costs, allowances and commissions shall be (y) paid by Purchaser with respect to New Leases executed prior to the date of this Agreement, or (z) prorated over the initial term of any New Lease entered into after the date of this Agreement with the consent of Purchaser granted (or deemed to be granted) in accordance with Section 11(L) below, with Seller being responsible for a portion of such costs, allowances and commissions based on the ratio of Base Rent payments received by Seller through the Closing Date to the total Base Rent payable over the initial term of the particular New Lease and, in the event that Seller has paid such costs, allowances and/or commissions prior to Closing, Purchaser shall reimburse Seller at Closing for the amount of any such costs, allowances and/or commissions paid by Seller, based on the above-described allocation or proration;

                    (d) the amount of the Security Deposits held by Seller as of the Closing Date, with Purchaser receiving a credit at Closing against the Purchase Price in the amount of the Security Deposits held by Seller as of the Closing Date;

                    (e) water, sewer, electric, telephone and all other utility and fuel charges, fees and use charges, fuel on hand (at cost plus sales tax), and any deposits with utility companies (to the extent possible, utility prorations will be handled by meter readings on the Closing Date);

                    (f)  amounts due and prepayments under the Service
                         Contracts;

                    (g)  assignable license and permit fees;

                    (h) the amount of any merchant association fees held by Seller pursuant to any Lease or New Lease as of the Closing Date (the "Merchant Association Fees"), if any, with Purchaser receiving a credit at Closing against the Purchase Price in the amount of the Merchant Association Fees held by Seller as of the Closing Date, if any; and

                    (i) other similar items of income and expenses of operation.

              (ii) Notwithstanding any other provision of this Section 4(C) but subject to Section 4(C)(iii) below, Seller shall in all events be entitled to retain Operating Expense Reimbursements paid by tenants for real estate taxes and assessments, common area maintenance expenses, utility charges, water and sewer charges, insurance and all other costs and expenses charged to tenants under the Leases as of the Closing.

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             (iii)  As soon as practical after Closing, but in no event later than June 30, 1998, Seller and Purchaser shall, with respect to any such amounts prorated or adjusted at Closing pursuant to Section 4(C)(i) above based on estimates or formulae, as applicable, jointly determine and reapportion such amounts in accordance with Section 4(C)(i) above upon determination of the actual costs or expenses with respect thereto. In the event that the amount credited to Purchaser by Seller at Closing exceeds the amount of the credit that Purchaser should have received had such actual amounts been available at Closing, Purchaser shall promptly remit such excess amount to Seller. In the event that the amount of Operating Expense Reimbursements retained by Seller at Closing is less than the amount of Operating Expense Reimbursements to which Seller is entitled after calculation of actual Operating Expenses under this Section 4(C), Purchaser shall (x) to the extent such amounts have already been collected by Purchaser from the tenants, promptly remit such amounts to Seller, and (y) to the extent such amounts have not yet been collected from tenants, Purchaser and Seller shall (a) jointly and promptly bill the tenants for such amounts (such bills shall provide that each party's proportionate share thereof be remitted directly to such party, and shall otherwise be in a form reasonably satisfactory to Seller and Purchaser), and (b) diligently pursue collection thereof. In the event any such proportionate amount is delivered to either Seller or Purchaser contrary to the directions contained in any such bill, then the party receiving such amount shall promptly deliver such sum to the other party. In the event that:
                    (1) the amount credited to Seller by Purchaser at Closing exceeds the amount of the credit that Seller should have received at Closing had such actual amounts been available at Closing; and/or (2) the amount of the Operating Expense Reimbursements with respect to such amounts retained by Seller at Closing exceed the amount of the Operating Expense Reimbursements that Seller should have retained at Closing had such actual amounts been available at Closing and a portion of such excess amounts are refundable to tenants under any of the Leases, Seller shall, remit such excess amounts to Purchaser; provided that, to the extent any such Operating Expense Reimbursement excess amounts are otherwise payable to tenants owing Past Due Rents, Seller may offset the amounts due to such tenants against the Past Due Rents owing to Seller from such tenants and remit any remaining amounts to Purchaser and Purchaser shall be thereafter obligated to promptly remit such remaining amounts to the particular tenants in question (and Purchaser shall indemnify, defend and hold Seller, its beneficiaries, their partners, and their respective directors, officers, employees and agents, and each of them, harmless from and against any losses, claims, damages and liabilities (including, without limitation, reasonable attorneys' fees and expenses incurred in connection therewith) arising out of or resulting from Purchaser's failure to remit such amounts to the tenants in accordance with this Section 4(C)(iii)).

              (iv) If Seller has not received all Past Due Rents or other amounts owed to it by tenants within sixty (60) days after the Closing Date, Seller at its sole cost and expense, shall be entitled at any time within the twelve (12) month period after such sixty (60) day period (with respect to Past Due Rents) or within the twelve (12) month period after such other amounts are due (with respect to amounts other than Past Due Rents), to commence such actions or proceedings not affecting possession or enforcing landlord's liens or resulting in termination of the Lease in question as Seller shall desire to collect any such Past Due Rents or other amounts, and Purchaser shall cooperate with Seller in any such action.

            (v) For purposes of this Section 4(C), the amount of any expense credited by one party to the other shall be deemed an expense paid by that party. The terms and provisions of this Section 4(C) shall survive Closing and the delivery of the Deed.

            (vi) Seller shall give Purchaser a credit at Closing in the amount of One Hundred Sixty-Seven Thousand Eight Hundred Twenty-Six Dollars ($167,826) for the work allowance provided for in Section VIII.B. (captioned "Substitution Space Allowance") of that certain First Amendment dated February 2, 1997 ("First Amendment"), by and among Robert M. Adrian, M.D., F.A.C.P., an individual, and Craig R. Dufresne, M.D., P.C., jointly and severally, as tenants, and Equity Office Holdings, L.L.C., as agent for Seller. At Closing Purchaser shall assume the obligations of Seller under that certain contract dated September 12, 1997, by and between Equity Office Properties Management Corp., as agent for the Seller, and The Warren Young Group Inc. (the "Warren Contract"), for the tenant improvement work to be completed in accordance with the First Amendment, and indemnify and hold Seller harmless from and against any claims, losses, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or in connection with the Warren Contract.

            (viii) Purchaser acknowledges that prior to the date of this Agreement, Seller has contracted for the installation of one
                    (1) above-ground storage tank on the Real Property pursuant to that certain agreement dated June 2, 1997, with AEG Underground Storage Tank Division. In the event the work contemplated by such agreement shall be completed prior to Closing, then Seller shall remain responsible for the payments thereunder. Seller agrees to use its good faith effort to cause such work to be completed prior to Closing. In the event such work has not been completed prior to Closing, then Seller shall give Purchaser a credit at Closing in the amount of the remaining payments to be made thereunder and Purchaser shall assume all of Seller's obligations thereunder and indemnify and hold Seller harmless from and against any claims, losses, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or in connection with such agreement and/or obligations.

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          D.  Transaction Costs.

               Whether or not the closing occurs: (A) Seller shall be responsible for and pay (i) one-half (1/2) of the District of Columbia Real Property Transfer Tax and one-half (1/2) of the District of Columbia Deed Recordation Tax (collectively, the "Transfer Taxes") owed in connection with the Deed (and Seller and Purchaser shall timely execute and deliver such forms and returns as are necessary in connection therewith), (ii) all recording charges for recording any releases or reconveyances of Seller's existing mortgage financing, if any, and (iii) the fees and costs of its attorneys and advisors; and (B) Purchaser shall be responsible for and pay (i) one-half of the Transfer Taxes, (ii) the premium for the owner's title insurance policy to be issued to Purchaser at Closing (including any and all endorsements), (iii) the Title Insurer's standard escrow fees, if any, (iv) all recording charges other than charges for recording any releases or reconveyances of Seller's existing mortgage financing, if any, (v) the cost of the Survey, and (vi) the fees and costs of its attorneys and advisors.

          E.  Possession.

               Upon Closing, Seller shall deliver to Purchaser possession of the Property, subject only to the Permitted Exceptions.

     5.  CASUALTY LOSS AND CONDEMNATION

          If, prior to Closing, the Property or any part thereof shall be taken or condemned, or destroyed or damaged by fire or other casualty, Seller shall promptly so notify Purchaser. In such event, provided that either: (i) the reasonable cost to restore the Property due to such damage or destruction is greater than Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) (a "Material Casualty"), or (ii) any material portion of the building located on the Property is taken or condemned, (a "Material Condemnation"), then Purchaser shall have the option to terminate this Agreement by delivery of its written termination notice to Seller within fifteen (15) days after Seller's delivery to Purchaser of its notice of a Material Condemnation or the occurrence of a Material Casualty. If (a) the aforementioned casualty is not a Material Casualty, (b) the aforementioned taking or condemnation is not a Material Condemnation, or (c) Purchaser does not elect to terminate this Agreement pursuant to the provisions of the preceding sentence (time being of the essence with respect to any such election), then Seller and Purchaser shall consummate the transaction contemplated by this Agreement without abatement of the Purchase Price and Purchaser shall be entitled to approve the terms of any insurance settlement, such approval not to be unreasonably withheld or delayed, and to receive at Closing the taking, condemnation or insurance proceeds (or an assignment of the right to such proceeds) (less any amounts applied against costs incurred or income lost (solely to the extent Seller has rent loss insurance proceeds available with respect to such lost income) by Seller as a result of such occurrence) plus a credit against the Purchase Price in the amount of any deductible payable by Seller, and Seller shall, at Closing, execute and deliver to Purchaser all customary proofs of loss, assignments of claims and other similar items. If Purchaser elects to terminate this Agreement pursuant to the provisions of this Section 5 and Purchaser is not in default under this Agreement, the Earnest Money shall be returned to Purchaser by the Escrowee, in which event this Agreement shall, without further action of the parties, become null and void and neither party shall have any further rights or obligations under this Agreement; provided, however, that the foregoing shall not limit Seller's recourse against Purchaser under Sections 6 and 11(G) below and under the "Confidentiality Agreement" (as hereinafter defined).

     6.  BROKERAGE

          Seller, pursuant to a separate written agreement (the "C&P Agreement"), is obligated to pay upon Closing (but not otherwise) a brokerage commission to Cassidy & Pinkard, Inc. ("C&P") for services rendered in connection with the sale and purchase of the Property. Seller shall indemnify and hold Purchaser harmless from and against any and all claims of C&P related to Seller's agreement under the C&P Agreement to pay C&P a commission in connection with the purchase and sale of the Property, including, without limitation, reasonable attorneys' fees and expenses incurred by Purchaser in connection with such claim. Purchaser represents and warrants to Seller that Purchaser does not have any agreement with any broker or finder in connection with the Property. Seller and Purchaser shall each indemnify and hold the other harmless from and against any and all claims of all brokers and finders (other than a claim by C&P against Seller of the type described in the preceding sentence, which claim Seller shall be obligated to indemnify Purchaser against in accordance with the preceding sentence) claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement or otherwise, including, without limitation, reasonable attorneys' fees and expenses incurred by the indemnified party in connection with such claim.

     7.  DEFAULT AND REMEDIES

          A. Notwithstanding anything to the contrary contained in this Agreement, if (i) Seller fails to perform in accordance with the terms of this Agreement, (ii) Purchaser is not otherwise in default hereunder, and (iii) the Closing does not occur, then, as Purchaser's sole and exclusive remedy hereunder and at Purchaser's option, either (x) the Earnest Money, or in the event of a willful default by Seller, the Earnest Money and the Property Market Removal Fee, shall be returned to Purchaser, in which event this Agreement shall be null and void, and neither party shall have any rights or obligations under this Agreement, or (y) upon notice to Seller not less than ten (10) days after Purchaser becomes aware of such failure, and provided an action is filed within thirty (30) days thereafter, Purchaser may seek specific performance of this Agreement, but not damages. Purchaser's failure to seek specific performance as aforesaid shall constitute its election to proceed under clause (x) above.

          B. If Purchaser fails to perform in accordance with the terms of this Agreement and Seller is not in default hereunder, the Earnest Money may be retained by Seller as liquidated and agreed upon damages and as Seller's sole and exclusive remedy with respect thereto (in addition to the Property Market Removal Fee deemed conclusively earned upon the date of this Agreement as provided in Section 2(A) above); provided, however, that the foregoing shall not limit Seller's recourse against Purchaser under Section 6 above, Section 11(G) below and under the Confidentiality Agreement. PURCHASER AND SELLER ACKNOWLEDGE AND AGREE THAT (1) THE EARNEST MONEY IS A REASONABLE ESTIMATE OF AND BEARS A REASONABLE RELATIONSHIP TO THE DAMAGES THAT WOULD BE SUFFERED AND COSTS INCURRED BY SELLER AS A RESULT OF HAVING WITHDRAWN THE PROPERTY FROM SALE AND THE FAILURE OF CLOSING TO OCCUR DUE TO A DEFAULT OF PURCHASER UNDER THIS AGREEMENT; (2) THE ACTUAL DAMAGES SUFFERED AND COSTS INCURRED BY SELLER AS A RESULT OF SUCH WITHDRAWAL AND FAILURE TO CLOSE DUE TO A DEFAULT OF PURCHASER UNDER THIS AGREEMENT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICAL TO DETERMINE; (3) PURCHASER SEEKS TO LIMIT ITS LIABILITY UNDER THIS AGREEMENT TO THE AMOUNT OF THE EARNEST MONEY IN THE EVENT THIS AGREEMENT IS TERMINATED AND THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DOES NOT CLOSE DUE TO A DEFAULT OF

PURCHASER UNDER THIS AGREEMENT; AND (4) THE EARNEST MONEY SHALL BE AND CONSTITUTE VALID LIQUIDATED DAMAGES.



PURCHASER INITIALS:                                          SELLER INITIALS:


-------------------                                          ----------------


          C. After Closing, Seller and Purchaser shall, subject to the terms and conditions of this Agreement, have such rights and remedies as are available at law or in equity, except that neither Seller nor Purchaser shall be entitled to recover from the other consequential or special damages.

     8.  CONDITIONS PRECEDENT

          A. Subject to Section 11(G) below and the provisions of that certain confidentiality letter agreement dated May 29, 1997 by and between C&P, on behalf of Seller, and Purchaser, as amended by that certain modification letter agreement dated August 19, 1997 by and between Equity Office Properties Management Corp., a Delaware corporation, on behalf of Seller, and Purchaser (collectively the "Confidentiality Agreement"), Purchaser acknowledges that, prior to the date hereof, it has had an opportunity to inspect the Property, review the Leases, the Service Contracts, all "Disclosures" (as hereinafter defined) provided by Seller and make such other inquiries and investigations and obtain such reports and analyses it deemed adequate in connection with its decision to purchase the Property, and, as a result thereof, Purchaser agrees that, except as specifically set forth in this Agreement, it shall purchase the Property in its "AS IS, WHERE IS" condition, subject to ordinary wear and tear and as more particularly provided in Sections 8(B)(i), 11(H) and 11(L)(4) below.

          B. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions any or all of which may be waived by Purchaser in its sole discretion:

          (i) The Property shall be in substantially the same condition as it was as of the date of this Agreement, subject to ordinary wear and tear and the acts (both prior and subsequent to the date of this Agreement) of Purchaser, or any of its agents, representatives, employees or contractors. For purposes of this Section 8(B)(i), an item or items shall be deemed "ordinary wear and tear" if the cost to replace or repair such items so they are in substantially the same condition as of the date of this Agreement is less than (i) Ten Thousand Dollars ($10,000) per item, and
     (ii) Fifty Thousand Dollars ($50,000) for all items. In the event such items are not of an "ordinary wear and tear" nature (that is to say, such items exceed the cost of the threshold dollar amounts above), then Seller is under no obligation to repair such items or to give Purchaser any credit for such items at Closing. In the event such items are of an "ordinary wear and tear" nature, then Seller, at Seller's sole and absolute discretion, shall either (1) replace or repair such items so they are in substantially the same condition as of the date of this Agreement, or (2) give Purchaser a credit at Closing in an amount sufficient to replace or repair such items to such a condition.

          (ii)  All of the representations and warranties of Seller contained in
     Section 10(A) of this Agreement shall be true and correct in all material respects as of the Closing Date (with appropriate modifications permitted or deemed made under Section 10 of this Agreement or not adverse to Purchaser).

          (iii) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the Closing Date.

          C. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

          (i) Escrowee shall have received the Purchase Price as adjusted pursuant to and payable in the manner provided for in this Agreement.

          (ii) All of the representations and warranties of Purchaser contained in Section 11(T) of this Agreement shall be true and correct in all material respects as of the Closing Date.

          (iii) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the Closing Date.

     9.  ESTOPPEL CERTIFICATES

          A. Seller shall, within five (5) business days of the date of this Agreement, send estoppel certificates (individually, an "Estoppel Certificate" and collectively, the "Estoppel Certificates") to each tenant occupying space at the Property as of the date of this Agreement. The Estoppel Certificates shall be in the form of EXHIBIT G attached hereto (the "Form Tenant Estoppel Certificate").

          B. It shall be a condition precedent to Purchaser's obligation to purchase the Property pursuant to this Agreement that Seller provide to Purchaser, at Closing, Estoppel Certificates executed by tenants occupying not less than seventy percent (70%) of the net rentable square footage of space at the Property as of the date of this Agreement. The Estoppel Certificates executed by tenants shall be in substantially the form of the Form Tenant Estoppel Certificate, except that an Estoppel Certificate shall be deemed an acceptable Estoppel Certificate for purposes of this Section 9 if it contains the information set forth on EXHIBIT G, and/or the qualification by the tenant of any statement as being to the best of its knowledge or as being subject to any similar qualification, and/or any tenant failure to address or certify the Estoppel Certificate to Purchaser's Mortgage Lender (the aforesaid acceptable forms of Estoppel Certificates to be delivered are collectively referred to as the "Required Estoppel Certificates"). During the period prior to Closing, Seller agrees to use its good faith efforts to obtain the Required Estoppel Certificates, and, once the Required Estoppel Certificates are obtained, to continue to use its good faith efforts to obtain Estoppel Certificates from the remaining tenants.

     C.  [Intentionally deleted]

     D. In the event that Seller is unable to provide to Purchaser the Required Estoppel Certificates at Closing, Purchaser may either: (x) elect not to purchase the Property, in which event this Agreement shall be null and void, the Escrowee shall promptly return the Earnest Money to Purchaser and thereafter neither Seller nor Purchaser shall have any further rights or obligations under this Agreement, provided, however, that the foregoing shall not limit Seller's recourse against Purchaser under Section 6 above and Section 11(G) below and under the Confidentiality Agreement; or (y) elect to purchase the Property notwithstanding Seller's inability to provide the Required Estoppel Certificates, in which event Seller shall not be obligated to provide any additional Estoppel Certificates to Purchaser after Closing.

          E. If any Estoppel Certificates contain statements or allegations that a default or potential default exists on the part of Seller under the Lease in question and (i) the existence or the substance of such allegations or statements were contained in any "Disclosures" (as defined in Section 11(H) below) prior to the date of this Agreement, or (ii) prior to the date of this Agreement Purchaser otherwise obtained actual knowledge of facts revealing the substance of such statements or allegations, (iii) Seller otherwise disclosed in writing the existence or the substance of such allegations or statements prior to the date of this Agreement, or (iv) Purchaser elects that Closing occur notwithstanding the existence of such default or potential default, then such Estoppel Certificates shall be deemed acceptable for purposes of this Section 9, notwithstanding the existence of such allegations or statements and Seller shall have no liability to Purchaser hereunder with respect to the existence of such allegations, statements or information.

     10.  SELLER'S REPRESENTATIONS AND WARRANTIES

          A.   Seller represents and warrants to Purchaser the following:

               (i) As of the date of this Agreement, to the "Actual Knowledge of Seller" (as hereinafter defined), except as set forth on EXHIBIT H attached hereto, Seller has received no written notice from any governmental authority of any material violation of any, state or federal law, rule or regulation concerning the Property or any part thereof which has not been cured prior to the date of this Agreement; provided, however, that Seller makes no representation or warranty with respect to (A) the information or matters disclosed in the items set forth in EXHIBIT P attached hereto, and (B) the Property's compliance with the American with Disabilities Act.

               (ii) The list attached hereto as EXHIBIT C lists all of the Service Contracts, the service provided thereunder, the vendor under each Service Contract and, if such Service Contract is written, the date of such Service Contract.

               (iii) Except as set forth on EXHIBIT I attached hereto, as of the date of this Agreement, Seller has received no written notice of (a) any pending litigation with respect to the Property which would affect the Property after Closing, or
                      (b) any proposed modification from a governmental body authorized to change the Property's existing zoning to a classification that would not permit the present use of the Property after Closing.

               (iv) Seller has been duly organized and is validly existing under the laws of Florida and is in good standing in the District of Columbia. Seller has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so.

               (v) Attached hereto as EXHIBIT T is a list (the "Rent Roll") setting forth, to the Actual Knowledge of Seller, the following information as of the date of this Agreement (or, such other date as may be noted below): (1) the name of each tenant under each of the Leases as of the date of this Agreement, (2) a description of the space occupied by each tenant, (3) the monthly Base Rent and Operating Expense Reimbursements billed to each tenant with respect to the month of August, 1997, (4) the approximate square footage demised under the particular tenant's Lease, (5) the "base year" for payment of real estate tax pass-throughs, (6) the "base year" for payment of all other Operating Expense Reimbursements other than real estate taxes, and (7) the amount of all unapplied Security Deposits held by Seller with respect to the Leases.

               (vi) To the Actual Knowledge of Seller, prior to the date of this Agreement, Seller has delivered to Purchaser true and correct copies of the Leases.

          B. When used in this Agreement, the term "Actual Knowledge of Seller" shall mean and be limited to the actual (and not imputed, implied or constructive) current knowledge of Alissa Schneider, Director - Dispositions of Equity Office Properties Management Corp., a Delaware corporation ("EOPMC"), and Christopher P. Mundy, Vice President of EOPMC. Notwithstanding anything herein to the contrary, neither Alissa Schneider nor Christopher P. Mundy shall have any personal liability or liability whatsoever with respect to any matters set forth in this Agreement or any of Seller's representations and/or warranties herein being or becoming untrue, inaccurate or incomplete in any respect.

          C. The representations and warranties set forth in this Section 10 shall, subject to Section 10(F), be deemed to be remade as of Closing and shall survive the Closing and the delivery of the Deed for a period of one hundred eighty (180) days from the Closing Date. Notice of any claim as to a breach of any such representations or warranties must be made to Seller prior to the expiration of such one hundred eighty (180) day period or it shall be deemed a waiver of the right to assert such claim.

          D. Seller does not represent and warrant that any particular Service Contract will be in force or effect as of the Closing or that tenants under Leases or the parties to the Service Contracts will not be in default under their respective Leases or Service Contracts, and neither the existence of any default by any tenant under its Lease nor the default of any party under any Service Contract shall affect the obligations of Purchaser hereunder; provided, however, the foregoing shall not affect the conditions contained in Sections 8 and 9 above.

          E. As and to the extent that Seller and Purchaser or its representatives have reviewed any Disclosures prior to the date of this Agreement and such documents or materials contain information inconsistent with or different from the representations and warranties set forth in Section 10(A) above, or prior to the date of this Agreement Purchaser otherwise obtained actual knowledge of facts or Seller otherwise disclosed in writing to Purchaser facts that are inconsistent with or different from the representations and warranties made in Section 10(A), then such representations and warranties are hereby deemed modified to conform them to the information set forth in such documents and materials or to such other facts.

          F. As and to the extent that (i) Purchaser obtains actual knowledge of facts, or (ii) any Estoppel Certificates or other documents with respect to Leases and/or matters addressed by Section 10(A) contain information or facts that are inconsistent with or different from the representations and warranties made in Section 10(A), are received by Purchaser or received by Seller and delivered to Purchaser prior to the Closing, and the Closing occurs, then the representations and warranties in Section 10(A) shall be deemed to be modified and/or superseded by such certificates or other documents (and, in such event, Seller shall no longer have any liability hereunder with respect to the portion of the representation or warranty superseded herein, as applicable); provided, however, the foregoing shall not affect the conditions contained in Section 9 above. In addition, in the event that an Estoppel Certificate is received from a tenant (before or after Closing) which confirms the accuracy of the representations and warranties made in Section 10(A), then the representations and warranties in Section 10(A) shall be deemed to be superseded by such Estoppel Certificate (and, in such event, Seller shall no longer have any liability hereunder with respect to the portion of the representation or warranty superseded).

     11.  MISCELLANEOUS

          A. All understandings and agreements heretofore had between Seller and Purchaser with respect to the Property are merged in this Agreement, which alone fully and completely expresses the agreement of the parties. Purchaser further acknowledges that, except as expressly provided in this Agreement, neither Seller nor any agent or representative of Seller has made, and Seller is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the Property.

          B. Except for an assignment to the "Permitted Assignee" (as hereinafter defined), neither this Agreement nor any interest hereunder shall be assigned or transferred by Purchaser without the written consent of Seller, which consent may be withheld in the sole and absolute discretion of Seller. For purposes of this Agreement, the term "Permitted Assignee" shall be defined to mean Columbia Realty Venture, a District of Columbia limited partnership, a general partner of which is Joshua B. Bernstein. Upon an assignment to the Permitted Assignee, the Permitted Assignee shall execute and deliver an agreement to Seller in which the Permitted Assignee assumes all of the obligations of Purchaser under this Agreement. Upon an assignment of this Agreement to the Permitted Assignee: (1) Purchaser shall not be relieved of any subsequently accruing liability under this Agreement, and (2) as used in this Agreement, the "Purchaser" shall be deemed to include the Permitted Assignee. Seller may assign or otherwise transfer its interest under this Agreement. As used in this Agreement, the term "Seller" shall be deemed to include any assignee or other transferee of any Seller. Upon any such transfer by a Seller, such Seller shall be relieved of any subsequently accruing liability under this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon Seller and Purchaser and their respective successors and assigns.

          C. This Agreement shall not be modified or amended except in a written document signed by Seller and Purchaser.

          D.  Time is of the essence of this Agreement.

          E. This Agreement shall be governed and interpreted in accordance with the laws of the District of Columbia.

          F. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered (i) personally,
(ii) by certified mail, return receipt requested, postage prepaid, (iii) by overnight courier (such as Federal Express), or (iv) by facsimile transmission (with a copy sent via (i), (ii) or (iii)), addressed as follows:


               1.  If to Seller:

                   c/o Equity Office Properties Management Corp.
                   Two North Riverside Plaza
                   Suite 2200
                   Chicago, Illinois  60606
                   Telephone:  (312) 466-3595
                   Facsimile:  (312) 559-5051

                   Attention:  Alissa Schneider


                   With a copy to:

                   Rosenberg & Liebentritt, P.C.
                   Suite 1600
                   Two North Riverside Plaza
                   Chicago, Illinois  60606
                   Telephone:  (312) 466-3950
                   Facsimile:  (312) 454-0335

                   Attention:  Mark A. Trager


               2.  If to Purchaser:

                   Bernstein Management Corporation
                   5301 Wisconsin Avenue, N.W.
                   Suite 600
                   Washington, D.C.  20015
                   Telephone:  (202) 363-6301
                   Facsimile:  (202) 363-6341

                   Attention:  Joshua B. Bernstein

                    With a copy to:

                    Swidler & Berlin, Chartered
                    3000 K Street, N.W.
                    Suite 300
                    Washington, D.C.  20007
                    Telephone:  (202) 424-7598
                    Facsimile: (202) 424-7645

                    Attention:  David M. Martin


All notices given in accordance with the terms hereof shall be deemed received
(1) when delivered, if personally delivered, (2) forty-eight (48) hours after posting, if sent by certified mail, return receipt requested, postage prepaid,
(3) the next business day after deposit with the courier company, if sent by overnight courier, and (4) on the day sent, if sent by facsimile transmission prior to the close of the recipient's business day. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section 11(F).

          G. Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall indemnify and hold Seller and its employees and agents, and each of them, harmless from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable attorneys' fees incurred in connection therewith) arising out of or resulting from Purchaser's inspection of the Property prior to the date of this Agreement (including, without limitation, any entry upon or inspection of the Property made by Purchaser in violation of the terms, conditions and provisions of the Letter of Intent and Confidentiality Agreement pertaining thereto); provided that, Purchaser shall not be liable for matters discovered as a result of such studies. Except upon the written request of Seller pursuant to Section 11(K) below, Purchaser shall not advise Seller of the results, or deliver to Seller copies, of any of the studies, reports, surveys or other information, data and/or documents relating to the Property or any part thereof prepared by or at the request of Purchaser, its employees, agents, representatives or contractors. The provisions of this Section 11(G) shall survive the Closing or other termination of this Agreement.

          H. Acknowledging the prior use of the Property and Purchaser's opportunity to inspect the Property and except as specifically provided in this Agreement, Purchaser agrees to take the Property "as is" with all faults and conditions thereon. Any information, reports, statements, documents or records, including, without limitation, the items set forth in EXHIBIT P (collectively, the "Disclosures") provided or made to Purchaser or its constituents by Seller, its agents, employees, contractors or representatives, concerning the Property shall not be representations or warranties. Purchaser shall not rely on such Disclosures, except as set forth herein, but rather, Purchaser shall rely only on its own inspection of the Property. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER SELLER NOR ITS AGENTS, EMPLOYEES, CONTRACTORS OR REPRESENTATIVE HAS MADE, AND NONE OF THEM MAKES AND EACH SPECIFICALLY DISCLAIMS ANY STATEMENTS, REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT

LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME HERETOFORE DERIVED OR TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIM ANY REPRESENTATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 ("CERCLA"), AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER.

               Purchaser, its successors and assigns, hereby waive, release and agree not to make any claim or bring any cost recovery action or claim for contribution, indemnity or other action or claim against Seller or its affiliates, directors, officers, employees, agents, attorneys, or assigns (collectively, "Seller and its Affiliates") (a) under any federal, state, or local environmental or health and safety law or regulation, including CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, (b) with respect to, in connection with or resulting from any discharge, disposal, release, or escape of any chemical, or any hazardous or toxic material whatsoever, on, at, to, or from the Property; or (c) any environmental conditions whatsoever on, under, or in the vicinity of the Property.

          I. In any lawsuit or other proceeding under or with respect to this Agreement, Purchaser and Seller waive any rights they may have to trial by jury.

          J. Purchaser acknowledges that all information with respect to the Property furnished or to be furnished to Purchaser is, has been and will be so furnished on the condition that Purchaser maintain the confidentiality thereof. Accordingly, Purchaser shall, and shall cause its directors, officers and other personnel and representatives to, hold in strict confidence, and not disclose to any other party without the prior written consent of Seller: (i) any of the information with respect to the Property delivered to Purchaser by Seller or any of its agents, representatives or employees, or (ii) the existence of this Agreement or any term or condition thereof, or (iii) the results of any inspections or studies undertaken in connection herewith. In addition, neither Purchaser nor Purchaser's directors, officers and other personnel and representatives shall solicit offers to purchase the Property to any other party without the prior written consent of Seller. Notwithstanding the above, Purchaser may disclose such information to individuals or entities necessary for Purchaser to consummate the transaction contemplated herein (such as lenders, engineers, prospective management companies, environmental consultants, accountants and tax advisors) and as required by law. Purchaser shall, with respect to any parties to whom the existence of this Agreement or any information with respect to the Property is disclosed, notify such parties of the existence of the Confidentiality Agreement and its applicability to any such information provided to any such parties. In the event the Closing does not occur and this Agreement is terminated, Purchaser shall, upon written request by Seller, promptly return to Seller all copies of all such information without retaining any copy thereof or extract therefrom. Purchaser's obligations under this Section 11(J) shall expire upon and not survive the Closing.

          K. If for any reason Purchaser does not consummate the Closing, then Purchaser shall, upon Seller's written request, assign and transfer to Seller all of its right, title and interest in and to any and all studies, reports, surveys and other information, data and/or documents relating to the Property or any part thereof prepared by or at the request of Purchaser, its employees and agents, other than economic and market analyses, and shall deliver to Seller copies of all of the foregoing.

          L.   Seller and Purchaser further agree as follows:

               1. From and after August 19, 1997 through the Closing, Seller has delivered or shall deliver, as applicable, for Purchaser's review (a "New Lease Notice"), a copy of any proposed new Lease, or any modification, amendment, restatement or renewal of any existing Lease (individually, a "New Lease" and collectively, "New Leases") together with copies of any information submitted by the prospective tenant to Seller with respect to such New Lease. In addition, Seller shall also submit to Purchaser for Purchaser's review a summary of any leasing or brokerage commissions payable in connection with such New Lease and, if a written agreement exists between Seller and the leasing broker entitled to be paid a commission in connection with such New Lease and Seller has a copy of same, a copy of such written agreement. During the period between the date of this Agreement and Closing, Purchaser shall have the right to approve or disapprove of any New Lease and any related costs that would be incurred by the landlord under such New Lease, such as leasing/brokerage commissions, rent abatements, construction or buildout costs and construction allowances, by responding in writing to Seller's New Lease Notice within five (5) days after Purchaser's receipt of the New Lease Notice. If Purchaser fails to approve or disapprove of such New Lease within such five (5) day period, Purchaser shall be deemed to have conclusively approved of such New Lease and all such related costs. Seller and Purchaser hereby acknowledge that during the period from and after August 19, 1997 through the date of this Agreement, New Leases have been entered into with the following tenants: (a) David R. Curfman, (b) RVI, Inc. t/a Pamela Barkley, and (c) Treetop Toys, Inc.

               2. All tenant improvement costs and/or allowances and leasing commissions relating to (a) New Leases entered into by Seller during the period between August 19, 1997 and the date of this Agreement, and
          (b) New Leases entered into by Seller after the date of this Agreement which Purchaser approves (or is deemed to approve) in accordance with
          Section 11(L)(1) above, shall be allocated or prorated in accordance with Section 4(C)(i)(c) above. In addition, should the timing and scope of work to be performed by the lessor under such New Leases require Seller to enter into contracts with contractors or other parties prior to Closing in order to comply with the lessor's obligations under such New Leases, Seller shall submit the proposed contract with such contractor or other parties to Purchaser for its approval (not to be unreasonably withheld or delayed). If Purchaser fails to approve or disapprove of such contract within five (5) days after its receipt of same, Purchaser shall be deemed to have conclusively approved of such contract, and shall assume such contract as of the Closing Date. If such contract results in work for which the provider or subcontractor thereunder may obtain a lien against the Property if such work is not paid for, then the "Permitted Exceptions" shall be deemed to include any potential liens and related notices of commencement as a result thereof.

               3. From and after the date of this Agreement through the Closing, Seller shall deliver for Purchaser's review (a "New Service Contract Notice"), a copy of any proposed new Service Contract, or any modification, amendment, restatement or renewal of any existing Service Contract (individually, a "New Service Contract" and collectively, "New Service Contracts"). During the period between the date of this Agreement and Closing, Purchaser shall have the right to approve or disapprove of any New Service Contract by responding in writing to Seller's New Service Contract Notice within five (5) days after Purchaser's receipt of the New Service Contract Notice; provided that, Purchaser's approval shall not be unreasonably withheld or delayed. If Purchaser fails to approve or disapprove of such New Service Contract within such five (5) day period, Purchaser shall be deemed to have conclusively approved of such New Service Contract.

               4. Seller shall maintain its current insurance policies covering the Property at the same levels from and after the date of this Agreement until the Closing, and shall operate and maintain the Property in a manner consistent with the manner in which Seller has operated and maintained the Property prior to the date of this Agreement; provided that, nothing in this Agreement shall require Seller to (y) repair or replace any items with respect to the Property which are deemed not to be "ordinary wear and tear" pursuant to
          Section 8(B)(i) above, or (z) commence any lease negotiations with tenants, prospective or otherwise, unless in connection with extending the term of a Lease which will expire prior to Closing.

               5. Seller shall not apply any Security Deposits without first obtaining the Purchaser's prior written consent.

          M. Seller and Purchaser hereby designate Escrowee to act as and perform the duties and obligations of the "reporting person" with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R. Section 1.6045-4(e)(5) relating to the requirements for information reporting on real estate transaction closed on or after January 1, 1991. In this regard, Seller and Purchaser each agree to execute at Closing, and to cause the Escrowee to execute at Closing, a Designation Agreement, designating Escrowee as the reporting person with respect to the transaction contemplated by this Agreement.

          N. This Agreement may be executed in any number of identical counterparts, any or all of which may contain signatures of fewer than all of the parties but all of which taken together shall constitute a single instrument.

          O. Seller and Purchaser acknowledge and agree that neither this Agreement nor a memorandum thereof shall be recorded against the Property.

          P. Purchaser acknowledges and agrees that any recovery against Seller that Purchaser may be entitled to as a result of any claim, demand or cause of action that Purchaser may have against Seller with respect to this Agreement and the transactions contemplated herein shall only be recoverable against Seller in an amount not in excess of One Million Dollars ($1,000,000.00).

          Q. In the event of a conflict between the terms and provisions of the Confidentiality Agreement and this Agreement, the terms and provisions of this Agreement shall control.

          R. Except as specifically provided for herein, the representations, warranties, covenants and agreements of Seller set forth in this Agreement shall not survive the Closing or sooner termination of this Agreement.

          S. Except as specifically provided herein, no third parties shall have the benefit of any of the provisions of this Agreement, nor is this Agreement made with the intent that any person or entity other than Seller and Purchaser shall rely hereon.

          T.  Purchaser represents and warrants to Seller the following:

              (i) Purchaser has the full right, power and authority to purchase the Property as provided in this Agreement and to carry out Purchaser's obligations hereunder, and all requisite action necessary to authorize Purchaser to enter into this Agreement and to carry out its obligations hereunder have been, or by the Closing will have been, taken. The person signing this Agreement on behalf of Purchaser is authorized to do so.

               (ii) There is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

          U. Under that certain office leasing agreement (the "Office Leasing Agreement") dated as of July 26, 1997, originally by and between Equity Office Properties, L.L.C., for itself and as agent for Seller, and C&P (which Office Leasing Agreement is one of the Service Contracts set forth on EXHIBIT C attached hereto), the owner of the Property is obligated to pay a commission to C&P with respect to any "New Lease" (for the purposes of this Section 11(U) only, such term shall have the same meaning ascribed thereto in the Office Leasing Agreement) for office space entered into within ninety (90) days after sale of the Property. Set forth on EXHIBIT R attached hereto is a list of prospective tenants provided to Seller by C&P under Section 3.7 of the Office Leasing Agreement in anticipation of the Closing. Purchaser agrees to pay C&P a commission in accordance with the Office Leasing Agreement in the event that the Closing occurs and, subsequent to Closing, Purchaser enters into such a "New Lease" for office space within ninety (90) days of Closing with any party set forth on EXHIBIT R attached hereto, as such EXHIBIT R is revised at or prior to Closing.

          V. Under that certain undated retail leasing agreement (the "Retail Leasing Agreement") originally by and between Equity Office Properties, L.L.C., for itself and as agent for Seller, and Williams Property Venture d/b/a Smithy Braedon ("Smithy Braedon") (which Retail Leasing Agreement is one of the Service Contracts set forth on EXHIBIT C attached hereto), the owner of the Property is obligated to pay a commission to Smithy Braedon with respect to any "New Lease" (for the purposes of this Section 11(V) only, such term shall have the same meaning ascribed thereto in the Retail Leasing Agreement) for retail space entered into within ninety (90) days after sale of the Property. Set forth on EXHIBIT S attached hereto is a list of prospective tenants provided to Seller by Smithy Braedon under Section 3.7 of the Retail Leasing Agreement in anticipation of the Closing. Purchaser agrees to pay Smithy Braedon a commission in accordance with the Retail Leasing Agreement in the event that the Closing occurs and, subsequent to Closing, Purchaser enters into such a "New Lease" for retail space within ninety (90) days of Closing with any party set forth on EXHIBIT S attached hereto, as such EXHIBIT S is revised at or prior to Closing.

          W. Under those certain additional leasing agreements identified "Other Leasing Agreements" on EXHIBIT C (collectively hereinafter referred to as the "Other Leasing Agreements"), the owner of the Property is obligated to pay a commission to the brokers identified in each of the Other Leasing Agreements in accordance with the terms thereof. Any commissions becoming due and payable under the Other Leasing Agreements subsequent to the date of the Letter of Intent and prior to the Closing Date shall be prorated in accordance with Section 4(C)(i)(c) above. Purchaser shall assume the obligations of the owner of the Property under the Other Leasing Agreements pursuant to the form of Assignment and Assumption of Service Contracts attached hereto as EXHIBIT F from and after the Closing Date.

          X. The characteristics of soil on the Real Property as described by the Soil Conservation Service of the United States Department of Agriculture in the Soil Survey of the District of Columbia and as shown on the Soil Maps of the District of Columbia is Urban Land. For further information, Purchaser may contact a soil testing laboratory, the District of Columbia Department of Environmental Services or the Soil Conservation Service of the Department of Agriculture.

          Y. Concurrently with its execution of this Agreement, Seller has executed and delivered to Purchaser, pursuant to the Underground Storage Tank Management Act of 1990, an Underground Storage Tank Real Estate Transfer Disclosure Form in the form attached to this Agreement as EXHIBIT U.

              [The remainder of this page is intentionally blank]

                [signature page to Real Estate Sale Agreement]


     IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the date first above written.

                              SELLER:

                              FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1, a Florida limited partnership

                              By: First Capital Financial Corporation, a Florida
                                  corporation, its general partner


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Its:
                                       -----------------------------------------


                              FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2, a Florida limited partnership

                              By: First Capital Financial Corporation, a Florida
                                  corporation, its general partner


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Its:
                                       -----------------------------------------


                              PURCHASER:

                              BERNSTEIN MANAGEMENT CORPORATION, a District of Columbia corporation


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Its:
                                   ---------------------------------------------

                               LIST OF EXHIBITS
                               ----------------


                             A - Legal Description
                             B - Permitted Exceptions
                             C - Service Contracts
                             D - Joint Order Escrow Agreement
                             E - Assignment and Assumption of Leases, Security
                                 Deposits and Merchant Association Fees
                             F - Assignment and Assumption of Service Contracts G - Form Tenant Estoppel Certificate
                             H - Notices of Violations of Laws
                             I - List of Litigation
                             J - Bill of Sale
                             K - Personal Property
                             L - Notice Letter to Tenants
                             M - Notice Letter to Vendors
                             N - [Intentionally deleted]
                             O - OSHA Letter
                             P - Environmental Reports
                             Q - Security Deposits
                             R - Prospective Tenants - C&P
                             S - Prospective Tenants - Smithy Braedon
                             T - Rent Roll
                             U - UST Real Estate Transfer Disclosure Form

                                   EXHIBIT A
                               LEGAL DESCRIPTION
                              ------------------


LOT NUMBERED ONE (1) IN SQUARE NUMBERED SIXTEEN HUNDRED AND ONE (1601) IN THE SUBDIVISION MADE BY FOXHALL LIMITED PARTNERSHIP AND ESCOPART LIMITED PARTNERSHIP, AS PER PLAT RECORDED IN THE OFFICE OF THE SURVEYOR FOR THE DISTRICT OF COLUMBIA IN LIBER 157, FOLIO 80.

                                   EXHIBIT B
                             PERMITTED EXCEPTIONS
                             --------------------


1.   Acts of Purchaser, and those claiming by, through and under Purchaser.

2.   General and special taxes and assessments not yet delinquent.

3.   Rights of tenants under the Leases.

4. Zoning, building and other governmental and quasi-governmental laws, codes and regulations.

5.   Exceptions disclosed by the Prior Title Policy and the Prior Survey.

                                  EXHIBIT  C

                               SERVICE CONTRACTS

--------------------------------------------------------------------------------
                                                                 TYPE OF
                 VENDOR NAME                                     SERVICE
--------------------------------------------------------------------------------
Browning-Ferris Inc. (BFI)                               Rubbish Removal
--------------------------------------------------------------------------------
Calvert-Jones Co. Inc.                                   HVAC/Water Treatment
--------------------------------------------------------------------------------
Cassidy & Pinkard                                        Office Leasing
--------------------------------------------------------------------------------
Central Parking Corporation                              Parking Management
--------------------------------------------------------------------------------
Creative Plantings, Inc. (Rentokil)                      Interior & Exterior
                                                         Plant Maintenance
--------------------------------------------------------------------------------
Honeywell                                                Building Security
                                                         Management
--------------------------------------------------------------------------------
Enterprise Answering Service                             Answering Service
--------------------------------------------------------------------------------
Music Incorporated (Muzak) (Musicast)                    Music System for Mall
--------------------------------------------------------------------------------
Nixon                                                    Uniform Cleaning
                                                         Service
--------------------------------------------------------------------------------
Pagenet                                                  Pager Service
--------------------------------------------------------------------------------
Potomac Bldg. Maintenance (PBM)                          Building Maintenance
--------------------------------------------------------------------------------
Security Assurance Mgmt.                                 Security Service
--------------------------------------------------------------------------------
Stratos Elevator, Inc.                                   Elevator Maintenance
--------------------------------------------------------------------------------
Western Termite                                          Extermination
--------------------------------------------------------------------------------
Williams Property Venture d/b/a Smithy Braedon           Retail Leasing
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Other Leasing Agreements             Tenant Represented              Date of Agreement
-----------------------------------------------------------------------------------------
Gittleson & Assoc.            Dr. R. Adrian & C. Dufresne            12/17/96
-----------------------------------------------------------------------------------------
Gittleson & Assoc.            Walter M. O'Brien, MD & Assoc.         11/14/91
-----------------------------------------------------------------------------------------
Gittleson & Assoc.            Jane Blackman, MD                       3/19/92
-----------------------------------------------------------------------------------------
Spectrum                      Howard Boltansky, MD, PC                4/24/97
-----------------------------------------------------------------------------------------
Carey Winston Co.             Drs. Christopher & Harrington           7/22/96
-----------------------------------------------------------------------------------------
Gittleson & Assoc.            Drs. Collins, Gordon, Johnson, &        2/10/93
                              Tozzi, PC
-----------------------------------------------------------------------------------------
Baruetta & Assoc.             Foxhall Internists                      5/22/95
-----------------------------------------------------------------------------------------
Gittleson & Assoc.            Foxhall Surgical Assoc., PC            11/14/91
-----------------------------------------------------------------------------------------
Julien Studley, Inc.          Pres. and Directors of                  6/17/96
                              Geoergetown College
-----------------------------------------------------------------------------------------
Smithy Braedon/ONCOR          Drs. Pascualvaca & Dauphinais           1/21/97
-----------------------------------------------------------------------------------------
Fred Ezra Co.                 Retina Consultants                     10/9/96 (unexecuted)
-----------------------------------------------------------------------------------------

                                   EXHIBIT D
                         JOINT ORDER ESCROW AGREEMENT
                         ----------------------------


                                FOXHALL SQUARE
                               WASHINGTON, D.C.

                           Date:  ____________, 1997


TO:  Settlementcorp
     Chevy Chase Plaza
     5301 Wisconsin Avenue, N.W.
     Suite 710
     Washington, D.C. 20015
     Attention: Todd S. Deckelbaum

The sum of Two Hundred Fifty Thousand Dollars ($250,000) (together with any interest accrued thereon, the "Initial Deposit") was deposited with you in escrow on August 19, 1997 on behalf of Bernstein Management Corporation, a District of Columbia corporation ("BMC"), and Equity Office Properties Management Corp., a Delaware corporation ("EOPMC"), on behalf of the "Seller" (defined below), who is the owner of the property commonly known as Foxhall Square, 3301 New Mexico Avenue, N.W., Washington, D.C. (the "Property"), to be held in accordance with the terms of that certain letter of intent dated August 19, 1997 between BMC and EOPMC, on behalf of the owner as aforesaid. A portion of the Initial Deposit in the amount of Fifty Thousand Dollars ($50,000) plus any accrued interest thereon is hereinafter referred to as the "Property Market Removal Fee".

The additional sum of Seven Hundred Fifty Thousand Dollars ($750,000.00) (the "Additional Deposit") is now deposited with you in escrow on behalf of BMC as the "Purchaser" under that certain Real Estate Sale Agreement (the "Contract"), dated ____________, 1997 with First Capital Institutional Real Estate, Ltd. - 1, a Florida limited partnership, and First Capital Institutional Real Estate,
Ltd. - 2, a Florida limited partnership, collectively, the "Seller", with respect to the purchase and sale of the Property. The Initial Deposit (less the Property Market Removal Fee) and the Additional Deposit, together with any accrued interest thereon, is hereinafter referred to as the "Escrow Deposit".

As escrowee, you are hereby directed to hold, deal with and dispose of the Property Market Removal Fee and the Escrow Deposit in accordance with the following terms and conditions:

1. Upon the execution of this Joint Order Escrow Agreement, you are to promptly wire transfer, in current federal funds, the Property Market Removal Fee to Seller pursuant to the following wiring instructions:
     __________________________________________.

2. You are to hold the Escrow Deposit until: (a) you are in receipt of a joint order by the undersigned Seller and Purchaser as to the disposition of the Escrow Deposit; or (b) you are in receipt of a written demand (the "Demand") from either Seller or Purchaser for the payment of the Escrow Deposit or any portion thereof. Upon receipt of any Demand, you are directed to so notify the non-demanding party, enclosing a copy of the Demand. If within five (5) business days after the non-demanding party has received or is deemed to have received your notice of your receipt of the Demand, you have not received from the non-demanding party its notice of objection to the Demand, then you are to disburse the Escrow Deposit as requested by the Demand. If within said five business-day period you receive from the non-demanding party its notice of objection to the Demand, then you are to continue to hold the Escrow Deposit until you are in receipt of a joint order as aforesaid, but after sixty (60) days you may deposit the Escrow Deposit with a Court of competent jurisdiction.

3. Notwithstanding the foregoing, as escrowee, you are hereby expressly authorized to comply with and obey any and all orders, judgments or decrees entered or issued by any Court, and in case you obey or comply with any such order, judgment or decree of any Court, you shall not be liable to either of the parties hereto or any other person or entity by reason of such compliance, notwithstanding any such order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding these Escrow Instructions, to which you are or may at any time be a party, the undersigned Seller and Purchaser agree that the non-prevailing party shall pay to you upon demand all reasonable costs and expenses incurred by you in connection herewith but solely for costs incurred in your role as Escrowee.

4. You shall not charge an escrow fee in connection with your role as Escrowee hereunder.

5. As escrowee, you shall invest the Escrow Deposit in an interest-bearing account with a federally-insured bank or savings and loan as association or as otherwise directed by both Purchaser and Seller in writing. Any interest earned on the Escrow Deposit, after you deduct your customary investment charges, if any, shall become and be deemed to be a part of the Escrow Deposit. The FEIN of Purchaser is ____________________.

6. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the Seller, Purchaser and escrowee as herein provided, together with copies to the attorneys for Seller and Purchaser at the addresses for such attorneys set forth in Paragraph 7 below. A notice is given on the date it is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier or facsimile transmission or, if sent by mail as aforesaid, on the date noted on the return receipt.

7. Either Purchaser or Seller may act hereunder either directly or through its attorney. The attorney for the Purchaser is:

                    Swidler & Berlin, Chartered
                    Suite 300
                    3000 K Street, N.W.
                    Washington, D.C.  20007-5116
                    Telephone:  (202) 424-7598
                    Facsimile:  (202) 424-7645

                    Attention:  David Martin

     The attorney for the Seller is:

                    Rosenberg & Liebentritt, P.C.
                    Two North Riverside Plaza
                    Suite 1600
                    Chicago, Illinois  60606
                    Facsimile:  (312) 454-0335
                    Telephone:  (312) 466-3950

                    Attention:  Mark A. Trager

8. This Escrow Agreement is being entered into to implement the Contract and shall not (nor be deemed to) amend, modify or supersede the Contract or act as a waiver of any rights, obligations or remedies set forth therein; provided, however, that you may rely solely upon these Escrow Instructions.

9. This Escrow Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.


                              SELLER:

                              FIRST CAPITAL INSTITUTIONAL REAL ESTATE,
                              LTD. - 1, a Florida limited partnership

                              By:  First Capital Financial Corporation, a
                                   Florida corporation, its general partner



                                   By: _______________________________________
                                   Name: _____________________________________
                                   Its: ______________________________________

                              FIRST CAPITAL INSTITUTIONAL REAL ESTATE,
                              LTD. - 2, a Florida limited partnership

                              By:  First Capital Financial Corporation, a
                                   Florida corporation, its general partner



                                   By: _______________________________________
                                   Name: _____________________________________
                                   Its: ______________________________________

                              PURCHASER:

                              BERNSTEIN MANAGEMENT CORPORATION, a District of Columbia corporation


                              By: __________________________________________
                              Name: ________________________________________
                              Its: _________________________________________


                              ADDRESS OF PURCHASER:

                              Bernstein Management Corporation
                              5301 Wisconsin Avenue, N.W.
                              Suite 600
                              Washington, D.C.  20015
                              Telephone: (202) 363-6301
                              Facsimile: (202) 363-6341

                              Attention:  Joshua B. Bernstein


                              With a copy to:

                              Swidler & Berlin, Chartered
                              Suite 300
                              3000 K Street, N.W.
                              Washington, D.C.  20007-5116
                              Telephone: (202) 424-7598
                              Facsimile: (202) 424-7645

                              Attention:  David Martin

                              ADDRESS OF SELLER:

                              c/o Equity Office Properties Management Corp. Two North Riverside Plaza, Suite 2200 Chicago, Illinois 60606
                              Facsimile: (312) 559-5051
                              Telephone: (312) 466-3595

                              Attention:  Alissa Schneider

                              With a copy to:

                              Rosenberg & Liebentritt, P.C.
                              Two North Riverside Plaza
                              Suite 1600
                              Chicago, Illinois  60606
                              Facsimile: (312) 454-0335
                              Telephone: (312) 466-3950

                              Attention:  Mark A. Trager


ACCEPTED THIS ____ DAY OF _____________, 1997

__________________ TITLE INSURANCE COMPANY, as Escrowee


By: _____________________________
     Title: _____________________

ADDRESS OF ESCROWEE:

Settlementcorp
Chevy Chase Plaza
5301 Wisconsin Avenue, N.W.
Suite 710
Washington, D.C.  20015
Facsimile:  (202) 537-1899
Telephone:  (202) 537-0005

Attention:  Todd S. Deckelbaum

                                   EXHIBIT E

                           ASSIGNMENT AND ASSUMPTION
           OF LEASES, SECURITY DEPOSITS AND MERCHANT ASSOCIATION FEES
           ----------------------------------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF LEASES, SECURITY DEPOSITS AND MERCHANT ASSOCIATION FEES (this "Assignment") is entered into as of the ______________ day of __________, 1997, by and between FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1, a Florida limited partnership, and FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2, a Florida limited partnership, (such parties are hereinafter collectively referred to as "Assignor"), having offices at Two North Riverside Plaza, Chicago, Illinois 60606, and COLUMBIA REALTY VENTURE, a District of Columbia limited partnership ("Assignee"), with an office at 5301 Wisconsin Avenue, N.W., Suite 600, Washington, D.C. 20015.

     1. Property. The "Property" shall mean the real property located in the District of Columbia, legally described in EXHIBIT A attached to this Assignment, together with all of Assignor's right, title and interest in and to the building, structures and other improvements located thereon, and commonly known as "Foxhall Square".

     2. Leases. The "Leases" shall mean all leases affecting the Property, or any part thereof, which leases are listed on EXHIBIT B attached hereto. "Lease" shall mean any one of the Leases.

     3. Security Deposits. "Security Deposits" shall mean all unapplied security deposits: (i) held by Assignor under the Leases in the form of a letter of credit and/or in a segregated bank account, and (ii) held by Assignor under the Leases for which Assignee has received a credit on the closing statement executed at the closing of the transaction in connection with which this Assignment has been executed and delivered. The Security Deposits are set forth on EXHIBIT C attached hereto.

     4. Merchant Association Fees. "Merchant Association Fees" shall mean all merchant association held by Assignor under the Leases for which Assignee has received a credit on the closing statement executed at the closing of the transaction in connection with which this Assignment has been executed and delivered. The Merchant Association Fees are set forth on EXHIBIT D attached hereto.

     5. Contract. "Contract" shall mean that certain Real Estate Sale Agreement dated _______________, 1997 by and between Assignor, as Seller, and Bernstein Management Corporation ("BMC"), as Purchaser, for the purchase and sale of the Property (which Contract has been assigned by BMC to Assignee).

     6. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee the entire right, title and interest of Assignor in and to the Leases, the Security Deposits and the interest accrued or hereafter earned on the Security Deposits and the Merchant Association Fees and any interest accrued or hereafter earned on the Merchant Association Fees as applicable to the period from and after the date hereof.

     7. Assumption. Assignee hereby assumes all of the covenants, agreements and obligations of Assignor under or in connection with the Leases and the Merchant Association Fees as applicable to the period from and after the date hereof, and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits and the interest on the Security Deposits if, when and as required by the Leases or otherwise by law. In addition, Assignee agrees to pay
(i) in accordance with Section 4(C)(i)(c) of the Contract, all brokerage fees, brokerage or leasing commissions and tenant improvements costs and/or allowances payable in connection with "New Leases" (as defined in the Contract) executed between August 19, 1997 and the date of the Contract; (ii) in accordance with
Section 4(C)(i)(c) of the Contract, all brokerage fees, leasing commissions and tenant improvement costs and/or allowances payable in connection with "New Leases" (as defined in the Contract) executed after the date of the Contract approved (or deemed to be approved) by Assignee under Section 11(L) of the Contract, to the extent that such fees, commissions, costs and allowances were not required to be paid by Assignor prior to the date hereof; (iii) to the extent not included in (i) or (ii) above, all brokerage fees and leasing commissions payable in connection with the renewal or extension of any of the Leases occurring from and after the date hereof if such brokerage fees or leasing commissions are disclosed in the Leases; and (iv) to the extent not included in (i) or (ii) above, all tenant improvement costs and/or allowances payable in connection with Leases during the period from and after the date hereof.

     8. Enforcement. If Assignor or Assignee must resort to a court of law or equity in order to enforce the provisions of this Assignment as against the other, the non-prevailing party shall pay the reasonable attorney's fees and expenses of the prevailing party.

     9. Third Parties. Except as set forth in Section 11 of this Assignment, no third party shall have the benefit of any of the provisions of this Assignment, nor is this Assignment made with the intent that any person or entity other than Assignor or Assignee rely hereon.

     10. Limited Liability. By accepting this Assignment, Assignee expressly understands and agrees that any recovery against Assignor that Assignee may be entitled to as a result of any claim, demand or cause of action that Assignee may have against Assignor with respect to this Assignment shall only be recoverable against Assignor as provided in Section 11(P) of the Contract.

     11. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     12. Counterparts. This Assignment may be executed in any number of identical counterparts, any or all of which may contain signatures of fewer than all of the parties but all of which taken together shall constitute a single instrument.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

  [signature page attached to Assignment and Assumption of Leases and Security
                                   Deposits]

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                             ASSIGNOR:




                             ASSIGNEE:



                                         EXHIBITS
                                         --------

                                       A - Legal Description of the Property
                                       B - List of Leases
                                       C - Security Deposits
                                       D - Merchant Association Fees

                                   EXHIBIT F
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS
                 ----------------------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS (this "Assignment") is entered into as of the ____ day of __________, 1997 by and between FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1, a Florida limited partnership, and FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2, a Florida limited partnership, (such parties are hereinafter collectively referred to as "Assignor"), having offices at Two North Riverside Plaza, Chicago, Illinois 60606, and COLUMBIA REALTY VENTURE, a District of Columbia limited partnership ("Assignee"), with an office at 5301 Wisconsin Avenue, N.W., Suite 600, Washington, D.C. 20015.

     1. Property. The "Property" shall mean the real property located in the District of Columbia, legally described in EXHIBIT A attached to this Assignment, together with all of Assignor's right, title and interest in and to the building, structures and other improvements located thereon, and commonly known as "Foxhall Square".

     2. Contract. "Contract" shall mean that certain Real Estate Sale Agreement dated _______________, 1997 by and between Assignor, as Seller, and Bernstein Management Corporation ("BMC"), as Purchaser, for the purchase and sale of the Property (which Contract has been assigned by BMC to Assignee).

     3. Service Contracts. "Service Contracts" shall mean the service contracts entered into with respect to the ownership and operation of the Property that Assignee has assumed hereunder. The Service Contracts are listed on EXHIBIT B attached to this Assignment.

     4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee the entire right, title and interest of Assignor in and to the Service Contracts as applicable to the period from and after the date hereof.

     5. Assumption. Assignee hereby assumes all of the covenants, agreements and obligations of Assignor under or in connection with the Service Contracts as applicable to the period from and after the date hereof.

     6. Enforcement. If Assignor or Assignee must resort to a court of law or equity in order to enforce the provisions of this Assignment as against the other, the non-prevailing party shall pay the reasonable attorney's fees and expenses of the prevailing party.

     7. Third Parties. Except as set forth in Section 10 of this Assignment, no third party shall have the benefit of any of the provisions of this Assignment, nor is this Assignment made with the intent that any person or entity other than Assignor or Assignee shall rely hereon.

     8. No Representations or Warranties. This Assignment shall not be construed as a representation or warranty by Assignor as to the transferability of the Service Contracts, and Assignor shall have no liability to Assignee in the event that any or all of the Service Contracts (i) are not transferable to Assignee or (ii) are canceled or terminated by reason of this assignment or any acts of Assignee.

     9. Limited Liability. By accepting this Assignment, Assignee expressly understands and agrees that any recovery against Assignor that Assignee may be entitled to as a result of any claim, demand or cause of action that Assignee may have against Assignor with respect to this Assignment shall only be recoverable against Assignor as provided in Section 11(P) of the Contract.

     10. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. Counterparts. This Assignment may be executed in any number of identical counterparts, any or all of which may contain signatures of fewer than all of the parties but all of which taken together shall constitute a single instrument.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

  [signature page attached to Assignment and Assumption of Service Contracts]


     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.


                             ASSIGNOR:




                             ASSIGNEE:





                                         EXHIBITS
                                         --------

                                       A - Legal Description of Property
                                       B - Service Contracts

                                   EXHIBIT G
                       FORM TENANT ESTOPPEL CERTIFICATE
                       --------------------------------


Columbia Realty Venture
5301 Wisconsin Avenue, N.W.
Suite 600
Washington, D.C. 20015

Prudential Insurance Company of America
c/o Prudential Capital Group
One Ravinia Drive
Suite 1400
Atlanta, GA 30346
Attn: Regional Counsel

Ladies and Gentlemen:

     At the request of __________________________________, ("Landlord"), made in connection with the proposed sale of Foxhall Square, 3301 New Mexico Avenue, N.W., Washington, D.C., (the "Property") and Landlord's interest in the "Lease" (as hereinafter defined) to Columbia Realty Venture, a District of Columbia limited partnership ("Purchaser"), the undersigned hereby certifies to Landlord and Purchaser as follows:

     1. The undersigned is the tenant under a lease with Landlord, dated ____________, 19___, [as amended by __________________, dated ___________, 19___
(collectively, the "Lease")][(the "Lease")] for suite(s) _______ on the ________ floor(s) at the Property (the "Premises"), a true and correct copy of such lease and all amendments thereto is attached hereto as EXHIBIT A.

     2. The Lease sets forth the entire agreement between Landlord and the undersigned with respect to the Premises, is in full force and effect and has not been amended, modified or extended.

     3. The monthly [base][minimum] rent of $_________ due under the Lease has been paid through _________________, 1997 and all additional rent (consisting of $__________ per month for estimated operating expenses and estimated real estate taxes) due under the Lease has been paid through ________________________, 1997.

     4.   The Landlord is not in default under the Lease.

     5. To the undersigned's knowledge, the undersigned is not in default under the Lease [except as follows].

     6.   The expiration date of the Lease is ____________________, 19___.

     7. The amount of the security deposit currently held by Landlord under the Lease is $__________________.

     8.   There is no prepaid rent, except $_______________.

     9. The undersigned has not assigned any of its interest in the Lease or subleased all or any portion of the Premises or encumbered or otherwise transferred its interest in the Lease, except as follows: _____________________.

     10. The undersigned has no defenses, counterclaims, set-offs or concessions against rent or charges due or to become due under the Lease.

     11. The undersigned has unconditionally accepted the Premises and [has commenced payment of full rent] [or] [is entitled to ______ month's abatement of base rent, as of the date hereof] under the Lease and is the owner and holder of the entire tenant's interest in the Lease.

     12. [All work required to be performed by Landlord with respect to the Lease and in connection with the Premises has been completed by Landlord to the satisfaction of Tenant except for ___________________.] [All amounts to be paid by Landlord under the Lease with respect to work in the Premises have been paid by Landlord except for ________________.]

     13. The "base year" for operating expense reimbursements and real estate taxes under the Lease is 19___.

     14. The undersigned has no right or option pursuant to the Lease or otherwise to purchase all or any part of the Premises or the Property.

     15. This Tenant Estoppel Certificate (this "Certificate") shall inure to the benefit of, and may be relied upon by, Landlord, Purchaser and Purchaser's mortgage lender, __________________________ ("Lender") (and/or Lender's trustee) and their respective successors and assigns.

     16. If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this Certificate and is the incumbent in the office indicated under this Certificate and is the incumbent in the office indicated under his or her name. In any event, the undersigned is duly authorized to execute this Certificate.

                                       Very truly yours,


                                                                  , Tenant
                                       ---------------------------


                                       By:
                                           -------------------------------

                                                                   , Title
                                       ----------------------------


                       Date:                     , 1997
                             --------------------

                                   EXHIBIT H
                         NOTICES OF VIOLATIONS OF LAWS
                         -----------------------------

                                     None.

                                   EXHIBIT I
                              LIST OF LITIGATION
                              ------------------

                                     None.

                                   EXHIBIT J
                                 BILL OF SALE
                                 ------------

                         SPECIAL WARRANTY BILL OF SALE
                         -----------------------------


     THIS SPECIAL WARRANTY BILL OF SALE (this "Bill of Sale") is executed as of the ____ day of _____________, 1997, by FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 1, a Florida limited partnership, and FIRST CAPITAL INSTITUTIONAL REAL ESTATE, LTD. - 2, a Florida limited partnership, (such parties are hereinafter collectively referred to as "Seller"), having offices at Two North Riverside Plaza, Chicago, Illinois 60606, in favor of COLUMBIA REALTY VENTURE, a District of Columbia limited partnership ("Purchaser"), with an office at 5301 Wisconsin Avenue, N.W., Suite 600, Washington, D.C. 20015.

     1. Real Property. The "Property" shall mean the real property located in the District of Columbia, legally described in EXHIBIT A attached to this Bill of Sale, together with all of Seller's right, title and interest in and to the building, structures and other improvements located thereon, and commonly known as "Foxhall Square".

     2. Personal Property. The "Personal Property" shall mean the "Personal Property" as defined in that certain Real Estate Sale Agreement dated the ______ day of _______________, 1997 (as amended, the "Contract"), by and between Seller and Purchaser with respect to the purchase and sale of the Real Property and other property as described therein, as such Personal Property is more particularly described on attached EXHIBIT C.

     3. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property to Purchaser free of any liens or encumbrances other than those matters set forth on EXHIBIT B attached hereto (the "Permitted Exceptions"). Seller covenants and agrees to warrant specially and forever defend title to the Personal Property unto Purchaser against all and every person or persons lawfully claiming the whole or any part thereof by, through or under Seller, and none other, but subject in any event to the Permitted Exceptions. Except as set forth in the two (2) preceding sentences, Seller makes no warranties or representations as to the Personal Property. The Personal Property is transferred "AS IS, WHERE IS" and ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY ARE HEREBY EXCLUDED.

     4. Limited Liability. By accepting this Bill of Sale, Purchaser expressly understands and agrees that any recovery against Seller that Purchaser may be entitled to as a result of any claim, demand or cause of action that Purchaser may have against Seller with respect to this Bill of Sale shall only be recoverable against Seller as provided in Section 11(P) of the Contract.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.

                                    SELLER:

                                   EXHIBIT L
                                   ---------

                            NOTICE LETTER TO TENANTS
                            ------------------------

           [Letterhead of Equity Office Properties Management Corp.]


                               NOTICE TO TENANTS

                              ______________, 1997


     Re: Foxhall Square, 3301 New Mexico Avenue, N.W., Washington, D.C. (the "Property")

Dear Tenant:

     This is to notify you that the Property has been sold to _______________, and that ________________________ has been retained by the new owner as managing agent of the building.

     Any security or other deposits and any prepaid rents under your lease have been transferred to the new owner.

     Effective immediately, all rental payments, notices to the Landlord, and correspondence pursuant to your lease should be mailed to the following address:

     Rents:                                Notices:

     ___________________________________   ____________________________________
     ___________________________________   ____________________________________
     ___________________________________   ____________________________________
     Attention: ________________________

     Additionally, please have new Certificates of Insurance issued naming ____________________ as an additional insured. Please deliver said Certificate to new owner at the "Notices" address set forth above.

                              Very truly yours,

                              EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a
                              Delaware corporation, as agent


                              By: __________________________________________

                              Name: ________________________________________

                              Its: _________________________________________

                                   EXHIBIT M
                                   ---------

                            NOTICE LETTER TO VENDORS
                            ------------------------

           [Letterhead of Equity Office Properties Management Corp.]

                            __________________, 1997


VIA TELECOPY AND
----------------
CERTIFIED MAIL, RETURN RECEIPT REQUESTED
----------------------------------------

[Vendor]

_________________________
_________________________

     Re:  Sale of Foxhall Square
          3301 New Mexico Avenue, N.W.
          Washington, D.C. (the "Property")
          ---------------------------------

Dear Service Provider:

     This is to notify you that the Property has been sold to ________________, a _________ ("Purchaser"), and that _________________, having an office at _____________________________, has been retained by the Purchaser of the Property as managing agent of the building. Purchaser has assumed all of the obligations of the undersigned under the [license agreements/service contracts] with respect to the period from and after the date hereof. All notices to Purchaser should be sent to Purchaser at the office of the building, and should be sent or delivered to such address in the manner provided in the [license agreement/service contract].

                              Very truly yours,

                              EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a
                              Delaware corporation, as agent


                              By: __________________________________________

                              Name: ________________________________________

                              Its: _________________________________________

                                   EXHIBIT N

                            [Intentionally deleted]

                                   EXHIBIT O

                                  OSHA LETTER



                            _________________, 1997


---------------------------
5301 Wisconsin Avenue, N.W.
Suite 600
Washington, D.C. 20015

     Re: Transmittal of Information Regarding Asbestos-Containing Material and Presumed Asbestos-Containing Material

Ladies and Gentlemen:

     As you know, the Occupational Safety and Health Administration ("OSHA") has enacted regulations (the "OSHA Regulations") which require building owners to provide information regarding the presence, location and quantity of asbestos containing material ("ACM") and presumed ACM ("PACM") to various building occupants, including employers of employees who lease space within the owner's building. In addition, the OSHA Regulations, specifically 29 C.F.R.
(S)1910.1001(j)(2)(ii) and 29 C.F.R. (S)1926.1101(n)(6), require building owners to keep records of all information required to be maintained by the OSHA Regulations and to transmit such records to subsequent owners at or before the time of closing.

     First Capital Institutional Real Estate, Ltd. - 1, a Florida limited partnership, and First Capital Institutional Real Estate, Ltd. - 2, a Florida limited partnership (collectively, "Seller"), has, prior to the date of this letter, provided Columbia Realty Venture, a District of Columbia limited partnership ("Purchaser") with copies of information required to be maintained and transmitted as described above regarding ACM and PACM at the property located at 3301 New Mexico Avenue, N.W., Washington, D.C. and commonly known as Foxhall Square, including copies of notices to tenants and any related asbestos sampling results and reports in our possession (such information, notices and reports being referred to herein collectively as the "Reports"). A list of such Reports is set forth on SCHEDULE 1 attached hereto.

     The undersigned makes no representation, warranty, promises, covenants, agreements or guarantees of any kind or character whatsoever, express or implied, oral or written, past, present or future, of, as to, concerning or with respect to the information and documentation transmitted herewith including without limitation, the accuracy or completeness of such Reports, the Reports' compliance with the OSHA Regulations, or Seller's compliance with the OSHA Regulations.

     We request that you acknowledge receipt of this letter and the Reports by signing below and forwarding an executed copy to Seller.

                                  Sincerely,

                                  FIRST CAPITAL INSTITUTIONAL REAL ESTATE,
                                  LTD. - 1, a Florida limited partnership

                                  By:  ______________, a _______________,
                                       its general partner


                                       By:______________________________
                                       Name:____________________________
                                       Its:_____________________________


                                  FIRST CAPITAL INSTITUTIONAL REAL ESTATE,
                                  LTD. - 2, a Florida limited partnership

                                  By:  ______________, a _______________,
                                       its general partner


                                       By:______________________________
                                       Name:____________________________
                                       Its:_____________________________


Acknowledged receipt of this letter and the Reports this _____ day of _______________, 1997.

COLUMBIA REALTY VENTURE, a District of Columbia limited partnership


By:___________________________________
Name: Joshua B. Bernstein
Its: General Partner

                                  SCHEDULE 1
                                      TO
                                  OSHA LETTER

                                LIST OF REPORTS

1. Report of Cost Estimate for Removal of ACM dated 4/27/92 prepared by LAW Engineering & Environmental Services, Inc. ("LAW"); and

2. Report of Facilities Survey to Identify ACM within Foxhall Square dated 4/27/92 prepared by LAW.

                                   EXHIBIT P

                             ENVIRONMENTAL REPORTS

     1. (a) UST Closure Report dated 8/15/96; and (b) two letters dated 5/29/96 from Dr. V. Sreenivas, District of Columbia, Department of Consumer and Regulatory Affairs ("DCRA");

     2. Report of Interior Inspection and Pre-Closure Environmental Assessment of UST at Foxhall Square dated 5/28/96 and prepared by LAW Engineering & Environmental Services, Inc. ("LAW");

     3.   Letter of Transmittal dated 5/20/96 from LAW;

     4.   Letter dated 3/22/96 from LAW (re: Change Order No. 1);

     5.   Directive Letter dated 2/9/96 from Gregory Hope (DCRA);

     6.   Letter dated 9/15/95 from LAW (re: Proposal for UST Closure);

     7.   Letter dated 6/27/95 from LAW (re: Proposal for UST Assessment);

     8. Report of Cost Estimate for Removal of ACM dated 4/27/92 prepared by LAW; and

     9. Report of Facilities Survey to Identify ACM within Foxhall Square dated 4/27/92 prepared by LAW.

                                   EXHIBIT Q

                                FOXHALL SQUARE
                               SECURITY DEPOSITS

-----------------------------------------------------------------
Suite #    Tenant Name                                  Security
                                                        Deposit
-----------------------------------------------------------------
  118      Abrielle, Inc.                               $4,740.00
-----------------------------------------------------------------
  101      Ace Beverage of Washington                   $8,302.08
-----------------------------------------------------------------
  230      Dr. R. Adrian & Dufrensne                    $2,408.00
-----------------------------------------------------------------
  336      Alagia, Damian III MD PC                     $2,918.67
-----------------------------------------------------------------
  250      Banfield Archer Obrien
-----------------------------------------------------------------
  326      Blackman, Jane H. MD                         $2,278.34
-----------------------------------------------------------------
  223      Boltansky, Howard MD                         $5,221.67
-----------------------------------------------------------------
  351      Broring Charles L.                           $1,060.00
-----------------------------------------------------------------
  316      Capitol Rehab Physical Therapy
-----------------------------------------------------------------
  110      Cathedral Galleries                          $1,108.00
-----------------------------------------------------------------
  334      Choyke, Lynda Dr.
-----------------------------------------------------------------
  232      Christopher, Harrington Dr.                  $  999.17
-----------------------------------------------------------------
  318      Collins, Gordan Johnson Dr.
-----------------------------------------------------------------
  307      Collins, Gordon, Johnson
-----------------------------------------------------------------
  124      Crestar Bank N A
-----------------------------------------------------------------
  210      Curfman, David R.
-----------------------------------------------------------------
  202      Davenport, Nancy                             $3,362.33
-----------------------------------------------------------------
  218      Fermaglich, Joseph L. MD                     $  460.03
-----------------------------------------------------------------
  125      Flower Designer, Bentley Inc. of Virg.       $2,515.33
-----------------------------------------------------------------
  314      Footer, Robert D. MD
-----------------------------------------------------------------
  252      Forensic Sciences Med Group                  $2,351.96
-----------------------------------------------------------------
  121      Foxhall Cafeteria, Zion Enterprises, Inc.    $3,333.33
-----------------------------------------------------------------
  310      Foxhall Podiatry Associates PC
-----------------------------------------------------------------
  348      Foxhall Sq. Internists PC
-----------------------------------------------------------------
  340      Foxhall Sq. Ob Gyn
-----------------------------------------------------------------
  114      Foxhall Square Cleaners                      $  500.00
-----------------------------------------------------------------
  206      Foxhall Surgical Associates
-----------------------------------------------------------------
  205      Georgetown College Ste
-----------------------------------------------------------------
  324      Georgetown College Ste                       $1,866.00
-----------------------------------------------------------------
  216      Giere, Joseph W. MD
-----------------------------------------------------------------
  212      Gray, Ludewig, Drs.
-----------------------------------------------------------------
  214      Greer, Douglas Dr.
-----------------------------------------------------------------
  346      Harris, Denis R. MD
-----------------------------------------------------------------
  222      Hughes, William S. MD                        $1,166.67
-----------------------------------------------------------------
  107      Jackie Chalkley, Inc.
-----------------------------------------------------------------
  109      Jean Paul Mardoian Hair
-----------------------------------------------------------------
  238      Leyva Balfour, Drs.                          $3,085.00
-----------------------------------------------------------------
  344      Lorenz, Patrick C. MD
-----------------------------------------------------------------
  208      Marshall, Joseph MD
-----------------------------------------------------------------
  228      Merida, Mahat Drs.
-----------------------------------------------------------------
  332      Meyer, Donald Dr.
-----------------------------------------------------------------
  105      MGMB, Inc.                                   $1,239.33
-----------------------------------------------------------------
  106      MGMB, Inc.
-----------------------------------------------------------------
  104      MGMB, Inc.
-----------------------------------------------------------------
  323      Moini, M. Reza                               $2,440.00
-----------------------------------------------------------------
  220      Mopsik, Edward P.
-----------------------------------------------------------------
  209      National Health Lab                          $1,733.67
-----------------------------------------------------------------
  305      Novello, Joseph R.                           $1,900.17
-----------------------------------------------------------------
  345      Pascualvaca, Dauphinais Dr.                  $1,488.67
-----------------------------------------------------------------

-----------------------------------------------------------------
  116      Point of it All                              $  384.80
-----------------------------------------------------------------
  200      Retina Consultants, PC                       $2,522.67
-----------------------------------------------------------------
  127      Rite Aid of Washington
-----------------------------------------------------------------
  248      Rothschild, Stanley R.
-----------------------------------------------------------------
  133      RVI Inc. T/A Pamela Barkle                   $1,793.50
-----------------------------------------------------------------
  342      Security Assurance Mgmt.
-----------------------------------------------------------------
  123      Skynear & Company
-----------------------------------------------------------------
  311      Spence Constantinople Drs.                   $1,824.00
-----------------------------------------------------------------
  108      Tanya Bio Aesthetics                         $2,432.50
-----------------------------------------------------------------
  322      Teter Lenore, MD                             $1,592.50
-----------------------------------------------------------------
  132      Tree Top Toys, Inc.                          $1,050.00
-----------------------------------------------------------------
  117      US Travel Systems, Inc.                      $  600.83
-----------------------------------------------------------------
  130      Voorthuis Opticians, Inc.
-----------------------------------------------------------------
  119      Voorthuis Opticians, Inc.
-----------------------------------------------------------------
  236      Walker Rondi Kathleen                        $5,572.00
-----------------------------------------------------------------
  111      Washington Framing Art                       $2,698.33
-----------------------------------------------------------------
  352      Washington Neurosurgical
-----------------------------------------------------------------
  302      Weinstein, Allan M. Dr.                      $6,692.50
-----------------------------------------------------------------

                                  EXHIBIT  R

                          PROSPECTIVE TENANTS - C & P


                              National Healthlab

                                Dr. Fermaglich

                             Drs. Merida and Mahat

                                 Dr. Banfield

                                 Dr. Weinstein

                         Dr. Weber (Foxhall Podiatry)

                                   Dr. Teter

                              American University

                                   Dr. West

                             American Medical Labs

                                  EXHIBIT  S

                     PROSPECTIVE TENANTS - SMITHY BRAEDON


                                Pamela Barkely

                                   US Travel

                              Treetop Toys, Inc.

                                                             EXHIBIT T

                                                             RENT ROLL
                                                             ---------

------------------------------------------------------------------------------------------------------------------------------------
Suite # Tenant Name                       Security      Sq.     Exp. Date    Monthly Base Rent as of   Monthly Oper.    Base Year or
                                          Deposit       Ft.                          8/1/97             Oper. Exp.          Stop
                                                                                                       as of 8/1/97
------------------------------------------------------------------------------------------------------------------------------------
118     Abrielle, Inc.                   $4,740.00     2,370     02/28/03            $ 4,858.50            $ 60.00          1996
------------------------------------------------------------------------------------------------------------------------------------
101     Ace Beverage of Washington       $8,302.08     3,985     12/31/99            $ 9,655.67            $200.00          1990
------------------------------------------------------------------------------------------------------------------------------------
230     Dr. R. Adrian & Dufrensne        $2,408.00     2,100     04/30/05            $ 4,091.50                             1995
------------------------------------------------------------------------------------------------------------------------------------
336     Alagia, Damian III MD PC         $2,918.67     1,592     07/31/98            $ 3,345.85                             1997
------------------------------------------------------------------------------------------------------------------------------------
250     Banfield Archer Obrien                         1,492     04/30/98            $ 3,376.14            $250.00          1992
------------------------------------------------------------------------------------------------------------------------------------
326     Blackman, Jane H. MD             $2,278.34     2,302     12/31/99            $ 5,559.68            $327.36          1992
------------------------------------------------------------------------------------------------------------------------------------
223     Boltansky, Howard MD             $5,221.67     3,133     08/31/03            $     0.00                             1997
------------------------------------------------------------------------------------------------------------------------------------
351     Broring Charles L.               $1,060.00       636     12/31/03            $ 1,255.66            $100.00          1994
------------------------------------------------------------------------------------------------------------------------------------
316     Capitol Rehab Physical Therapy                 1,634     06/30/03            $ 3,366.78            $100.00          1993
------------------------------------------------------------------------------------------------------------------------------------
110     Cathedral Galleries              $1,108.00       950     06/30/98            $ 2,099.50            $ 50.00          1995
------------------------------------------------------------------------------------------------------------------------------------
334     Choyke, Lynda Dr.                                808     12/31/01            $ 1,481.33                             1997
------------------------------------------------------------------------------------------------------------------------------------
232     Christopher, Harrington Dr.      $  999.17     1,883     07/31/02            $     0.00                             1997
------------------------------------------------------------------------------------------------------------------------------------
318     Collins, Gordan Johnson Dr.                    3,113     06/30/03            $ 6,414.18            $200.00          1993
------------------------------------------------------------------------------------------------------------------------------------
307     Collins, Gordon, Johnson                         310     06/30/03            $   134.39
------------------------------------------------------------------------------------------------------------------------------------
124     Crestar Bank N A                               3,280     12/31/98            $11,323.29                             1994
------------------------------------------------------------------------------------------------------------------------------------
210     Curfman, David R.                                743     10/31/02            $ 1,643.68            $120.00          1992
------------------------------------------------------------------------------------------------------------------------------------
202     Davenport, Nancy                 $3,362.33     1,834     03/31/05            $ 3,498.17            $160.00          1995
------------------------------------------------------------------------------------------------------------------------------------
218     Fermaglich, Joseph L. MD         $  460.03       635     02/28/98            $ 1,387.24            $ 50.00          1993
------------------------------------------------------------------------------------------------------------------------------------
125     Flower Designer, Bentley Inc.    $2,515.33     1,372     02/28/02            $ 2,629.67                             1997
        of Virg.
------------------------------------------------------------------------------------------------------------------------------------
314     Footer, Robert D. MD                           1,116     04/30/99            $ 2,203.32            $185.00          1994
------------------------------------------------------------------------------------------------------------------------------------
252     Forensic Sciences Med Group      $2,351.96     1,201     10/31/01            $ 2,351.96                             1997
------------------------------------------------------------------------------------------------------------------------------------
121     Foxhall Cafeteria, Zion          $3,333.33     1,447     03/31/01            $ 3,089.94            $ 75.00          1996
        Enterprises, Inc.
------------------------------------------------------------------------------------------------------------------------------------
310     Foxhall Podiatry Associates PC                 1,725     05/31/98            $ 3,438.50            $ 40.00          1996
------------------------------------------------------------------------------------------------------------------------------------
348     Foxhall Sq. Internists PC                      8,720     11/30/05            $15,623.33            $200.00          1996
------------------------------------------------------------------------------------------------------------------------------------
340     Foxhall Sq. Ob Gyn                             2,893     12/31/98            $ 5,795.65            $396.82          1994
------------------------------------------------------------------------------------------------------------------------------------
114     Foxhall Square Cleaners          $  500.00       500     10/31/06            $   958.33            $ 50.00          1996
------------------------------------------------------------------------------------------------------------------------------------
206     Foxhall Surgical Associates                    3,587     05/31/02            $ 8,187.33            $510.10          1992
------------------------------------------------------------------------------------------------------------------------------------
205     Georgetown College Ste                         2,944     09/07/02            $ 5,642.67            $ 50.00          1996
------------------------------------------------------------------------------------------------------------------------------------
324     Georgetown College Ste           $1,866.00     4,677     12/31/01            $ 7,405.25                             1997
------------------------------------------------------------------------------------------------------------------------------------
216     Giere, Joseph W. MD                            1,777     08/31/02            $ 3,745.11            $231.04          1992
------------------------------------------------------------------------------------------------------------------------------------
212     Gray, Ludewig, Drs.                            1,577     10/31/99            $ 2,899.46            $106.92          1995
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Suite #      Tenant Name                 Security     Sq.     Exp. Date    Monthly Base Rent as of     Monthly Oper.  Base Year or
                                         Deposit      Ft.                          8/1/97               Exp. as of        Stop
                                                                                                          8/1/97
-----------------------------------------------------------------------------------------------------------------------------------
214          Greer, Douglas Dr.                      1,612    08/31/03          $ 2,955.33               $ 41.15         1996
-----------------------------------------------------------------------------------------------------------------------------------
346          Harris, Denis R. MD                     1,011    09/30/99          $ 2,655.07               $175.00         1993
-----------------------------------------------------------------------------------------------------------------------------------
222          Hughes, William S. MD       $1,166.67     700    08/31/98          $ 1,382.01               $ 34.22         1993
-----------------------------------------------------------------------------------------------------------------------------------
107          Jackie Chalkley, Inc.                   1,766    12/31/03          $ 3,434.87               $150.00         1994
-----------------------------------------------------------------------------------------------------------------------------------
109          Jean Paul Mardoian Hair                 1,394    01/31/01          $ 2,653.48               $ 50.00         1996
-----------------------------------------------------------------------------------------------------------------------------------
238          Leyva Balfour, Drs.         $3,085.00   2,650    06/30/99          $ 5,794.30               $316.70         1992
-----------------------------------------------------------------------------------------------------------------------------------
344          Lorenz, Patrick C. MD                     564    06/30/04          $ 1,128.00                               1997
-----------------------------------------------------------------------------------------------------------------------------------
208          Marshall, Joseph MD                       832    08/31/00          $ 1,685.07               $118.32         1992
-----------------------------------------------------------------------------------------------------------------------------------
228          Merida, Mahat Drs.                      2,985    03/31/98          $ 5,636.68               $ 75.00         1996
-----------------------------------------------------------------------------------------------------------------------------------
332          Meyer, Donald Dr.                       1,071    02/28/03          $ 2,548.41               $125.91         1993
-----------------------------------------------------------------------------------------------------------------------------------
105          MGMB, Inc.                  $1,239.33   1,144    08/31/98          $ 1,643.52                               1995
-----------------------------------------------------------------------------------------------------------------------------------
106          MGMB, Inc.                                242    08/31/98          $   347.67               $ 18.00         1995
-----------------------------------------------------------------------------------------------------------------------------------
104          MGMB, Inc.                                856    08/31/98          $ 1,229.77                               1995
-----------------------------------------------------------------------------------------------------------------------------------
323          Moini, M. Reza              $2,440.00   1,220    12/31/00          $ 2,259.08               $160.00         1994
-----------------------------------------------------------------------------------------------------------------------------------
220          Mopsik, Edward P.                         970    08/31/97          $ 2,012.42               $137.94         1997
-----------------------------------------------------------------------------------------------------------------------------------
209          National Health Lab         $1,733.67     743    05/31/98          $ 1,511.25                               1994
-----------------------------------------------------------------------------------------------------------------------------------
305          Novello, Joseph R.          $1,900.17     500    02/28/99          $ 1,083.33                               1997
----------------------------------------------------------------------------------------------------------------------------------
345          Pascualvaca, Dauphinais Dr. $1,488.67     812    01/31/02          $ 1,488.67                               1997
----------------------------------------------------------------------------------------------------------------------------------
116          Point of it All             $  384.80   1,183    11/30/03          $ 1,971.67               $ 50.00         1996
----------------------------------------------------------------------------------------------------------------------------------
200          Retina Consultants, PC      $2,522.67   1,376    10/14/01          $ 2,522.67                               1997
----------------------------------------------------------------------------------------------------------------------------------
127          Rite Aid of Washington                  5,692    10/31/10          $11,858.33               $510.00         1995
----------------------------------------------------------------------------------------------------------------------------------
248          Rothschild, Stanley R.                  2,859    08/31/02          $ 6,189.35               $423.97         1992
----------------------------------------------------------------------------------------------------------------------------------
133          RVI Inc. T/A Pamela Barkle  $1,793.50   1,204    03/31/97          $ 2,868.41                                  -
----------------------------------------------------------------------------------------------------------------------------------
342          Security Assurance Mgmt.                1,507     M-T-M            $   300.00                                  -
----------------------------------------------------------------------------------------------------------------------------------
123          Skynear & Company                         953    08/31/01          $ 1,508.92               $ 50.00         1996
----------------------------------------------------------------------------------------------------------------------------------
311          Spence Constantinople Drs.  $1,824.00   2,913    11/30/04          $ 6,438.34               $400.00         1994
----------------------------------------------------------------------------------------------------------------------------------
108          Tanya Bio Aesthetics        $2,432.50   1,390    12/31/03          $ 2,826.33               $150.00            -
----------------------------------------------------------------------------------------------------------------------------------
322          Teter Lenore, MD            $1,592.50     840    05/14/98          $ 1,827.43               $100.74         1993
----------------------------------------------------------------------------------------------------------------------------------
132          Tree Top Toys, Inc.         $1,050.00   3,407    12/31/00          $ 6,955.96               $150.00         1993
----------------------------------------------------------------------------------------------------------------------------------
117          US Travel Systems, Inc.     $  600.83     721    03/31/97          $ 1,562.17                               1996
----------------------------------------------------------------------------------------------------------------------------------
130          Voorthuis Opticians, Inc.               2,118    02/28/01          $ 5,894.94               $358.81            -
----------------------------------------------------------------------------------------------------------------------------------
119          Voorthuis Opticians, Inc.                 620    02/28/01          $ 1,482.79               $ 95.94         1992
----------------------------------------------------------------------------------------------------------------------------------
236          Walker Rondi Kathleen       $5,572.00   2,388    03/31/06          $ 2,786.00                               1997
----------------------------------------------------------------------------------------------------------------------------------
111          Washington Framing Art      $2,698.33   1,471    12/31/01          $ 2,329.08                               1997
----------------------------------------------------------------------------------------------------------------------------------
352          Washington Neurosurgical                1,890    04/30/01          $ 3,381.92               $270.00         1996
----------------------------------------------------------------------------------------------------------------------------------
302          Weinstein, Allan M. Dr.     $6,692.50   3,237    04/30/98          $ 6,781.52               $441.00         1994
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT U

         UNDERGROUND STORAGE TANK REAL ESTATE TRANSFER DISCLOSURE FORM
         -------------------------------------------------------------